As filed with the Securities and Exchange Commission on January 24, 2020

File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

AIM Sector Funds

(Invesco Sector Funds)

(Exact Name of Registrant as Specified in Charter)

11 Greenway Plaza, Suite 1000, Houston, TX 77046

(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

(713) 626-1919

(Registrant’s Area Code and Telephone Number)

Jeffrey H. Kupor, Esquire

11 Greenway Plaza, Suite 1000, Houston, TX 77046

(Name and address of Agent for Service)

Copy to:

Joseph C. Benedetti, Esquire Invesco Advisers, Inc. 11 Greenway Plaza, Suite 1000	Matthew R. DiClemente, Esquire Stradley Ronon Stevens & Young LLP 2005 Market Street, Suite 2600
Houston, TX 77046-1173	Philadelphia, PA 19103-7018

Approximate Date of Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of securities being registered:

Class A, Class C, Class R6 and Class Y of beneficial interest, without par value, of the Invesco Oppenheimer Gold & Special Minerals Fund, a series of the Registrant.

It is proposed that this Registration Statement will become effective on February 24, 2020 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

February     , 2020

Dear Shareholder,

On May 24, 2019, Invesco successfully completed its acquisition of OppenheimerFunds, a leading global asset manager. Since May 2019, Invesco has been conducting a comprehensive review of its product line to sharpen its offerings to investors. A key goal of this effort is to reduce overlap and enhance efficiency across the product line for the benefit of the Invesco Funds’ shareholders and Invesco.

As the next step in the process of integrating the combined businesses of Invesco and OppenheimerFunds, the Invesco Funds’ Boards approved a series of fund reorganizations that will combine two or more Invesco funds. Some of these fund reorganizations will require shareholder approval in order to proceed. The proposed reorganizations are intended to:

•	Distinguish and emphasize Invesco’s most compelling investment processes and strategies;

•	Reduce overlap in the product lineup;

•	Create scale in the resulting funds; and

•	Build a solid foundation for further growth to meet client and shareholder needs.

As described in the attached proxy statement/prospectus, it is proposed that the Invesco Gold & Precious Metals Fund (the “Target Fund”), a series of AIM Sector Funds (Invesco Sector Funds) (the “Trust”), reorganize with and into the Invesco Oppenheimer Gold & Special Minerals Fund (the “Acquiring Fund”), another series of the Trust. The Acquiring Fund is larger than the Target Fund. If the proposed reorganization of the Target Fund is approved by shareholders, the combining of Fund assets would result in a larger asset base against which fixed dollar costs may be spread. In addition, it is anticipated that shareholders will experience a reduction in total expense ratio if the proposed reorganization is approved, decreasing the cost of their investment. The Board of your Fund, including its independent trustees, believes that the reorganization proposed in this proxy statement/prospectus is in the best interest of your Fund. The attached proxy card seeks your vote in favor of the proposed reorganization of your Fund.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling 1-800-952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare, Inc., reminding you to vote your shares.

Sincerely,

Jeffrey H. Kupor
Senior Vice President, Chief Legal Officer and Secretary

AIM Sector Funds (Invesco Sector Funds)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

1-800-959-4246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 24, 2020

A special meeting (together with any postponements or adjournments thereof, the “Meeting”) of the shareholders of the Invesco Gold & Precious Metals Fund (the “Target Fund”), will be held on April 24, 2020 at 1:00 p.m., Central time, at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173 to vote on the following proposal:

To approve an Agreement and Plan of Reorganization (the “Agreement”) that provides for the reorganization of the Invesco Gold & Precious Metals Fund (the “Target Fund”) into the Invesco Oppenheimer Gold & Special Minerals Fund (the “Acquiring Fund”), each a series of AIM Sector Funds (Invesco Sector Funds) (the “Trust”).

The Agreement provides for: (a) the transfer of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund and the cancellation of the outstanding shares of the Target Fund (the “Reorganization”). The Target Fund and the Acquiring Fund are referred to collectively herein as the “Funds.”

Shareholders of record as of the close of business on January 27, 2020 are entitled to notice of, and to vote at, the Meeting, or any adjournment thereof. If the shareholders of the Target Fund vote to approve the Agreement, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about May 15, 2020 and will no longer be shareholders of the Target Fund.

The Board of Trustees that oversees the Target Fund (the “Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the internet using the instructions on the proxy card.

The Board recommends that you cast your vote FOR the above proposal as described in the Proxy Statement/Prospectus.

Please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned.

Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and voting in person.

Jeffrey H. Kupor
Senior Vice President, Chief Legal Officer and Secretary

[February ], 2020

AIM Sector Funds (Invesco Sector Funds)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

1-800-959-4246

PROXY STATEMENT/PROSPECTUS

[February     ], 2020

Introduction

This Proxy Statement/Prospectus contains information that shareholders of the Invesco Gold & Precious Metals Fund (the “Target Fund”), a series of AIM Sector Funds (Invesco Sector Funds) (the “Trust”) should know before voting on the proposed reorganization that is described herein and should be retained for future reference. This document is both the proxy statement of the Target Fund and also a prospectus for Invesco Oppenheimer Gold & Special Minerals Fund (the “Acquiring Fund”), which is another series of the Trust. The Trust is a registered open-end management investment company. The Target Fund and the Acquiring Fund collectively are referred to as the “Funds” and individually as a “Fund.”

A special meeting of the shareholders of the Target Fund (together with any adjournments or postponements thereof, the “Meeting”) will be held at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173 on April 24, 2020 at 1:00 p.m., Central time. At the Meeting, shareholders of the Target Fund will be asked to consider the following proposal:

To approve an Agreement and Plan of Reorganization (the “Agreement”) that provides for the reorganization of the Target Fund into the Acquiring Fund, each a series of the Trust.

The Agreement provides for: (a) the transfer of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund and the cancellation of the outstanding shares of the Target Fund (the “Reorganization”).

If the shareholders of the Target Fund vote to approve the Agreement, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about May 15, 2020 and will no longer be shareholders of the Target Fund. The total value of the Acquiring Fund shares of each class that shareholders will receive in the Reorganization will be the same as the total value of the shares of each class of the Target Fund that shareholders held immediately prior to the Reorganization. The Reorganization is anticipated to be a tax-free transaction, meaning that shareholders should not be required to pay any federal income tax in connection with the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganization.

The Board of Trustees of the Trust (the “Board”) has fixed the close of business on January 27, 2020 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card will be mailed on or about February     , 2020 to all shareholders eligible to vote on the Reorganization.

The Board has approved the Agreement and has determined that the Reorganization is in the best interest of the Target Fund and the Acquiring Fund and will not dilute the interests of the existing shareholders of the Target Fund or the Acquiring Fund. If shareholders of the Target Fund do not approve the Reorganization, the Board will consider what further action is appropriate.

Additional information about the Funds is available in the:

•	Prospectuses for the Target Fund and the Acquiring Fund;

•	Annual and semi-annual reports to shareholders of the Target Fund and the Acquiring Fund; and

•	Statements of Additional Information (“SAIs”) for the Target Fund and the Acquiring Fund.

These documents are on file with the Securities and Exchange Commission (the “SEC”). The current prospectus of the Target Fund is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. A copy of the current prospectus of the Acquiring Fund accompanies this Proxy Statement/Prospectus and is incorporated herein by reference and deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus, dated the same date as this Proxy Statement/Prospectus, also is incorporated herein by reference and is deemed to be part of this Proxy Statement/Prospectus. The Target Fund prospectus, the most recent annual report to shareholders, containing audited financial statements for the most recent fiscal year, and the most recent semi-annual report to shareholders of the Target Fund have been previously mailed to shareholders and are available on the Target Fund’s website at www.invesco.com/us.

Copies of all of these documents are available upon request without charge by visiting or writing to the Target Fund, at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or calling 1-800-959-4246.

You also may view or obtain these documents on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Funds.

i

WHERE TO FIND ADDITIONAL INFORMATION	27

Exhibits

ii

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Shareholders of the Target Fund are being asked to consider and approve an Agreement and Plan of Reorganization (the “Agreement”) that will have the effect of reorganizing the Target Fund with and into the Acquiring Fund, as summarized below. The Agreement provides for (a) the transfer of all or substantially all of the assets (as defined in the Agreement) and assumption of the liabilities (as defined in the Agreement) of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund and the cancellation of the outstanding shares of the Target Fund (the “Reorganization”).

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Agreement, and/or in the prospectuses and SAIs of the Funds. Shareholders should read the entire Proxy Statement/Prospectus and the prospectus of the Acquiring Fund carefully for more complete information.

On what am I being asked to vote?

As a shareholder of the Target Fund, you are being asked to consider and vote to approve the Agreement under which the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund.

If the shareholders of the Target Fund vote to approve the Agreement, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about May 15, 2020 and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value (“NAV”) equivalent to their investment in the corresponding class of shares of the Target Fund as noted in the chart below.

Target Fund	Acquiring Fund
Class A	Class A
Class C	Class C
Investor	Class A
Class Y	Class Y
Class R6	Class R6

Because the Funds have different NAVs per share, the number of Acquiring Fund Shares that you receive will likely be different than the number of shares of the Target Fund that you own, but the total value of your investment will be the same immediately before and after the exchange. After the Acquiring Fund Shares are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved.

Has my Fund’s Board of Trustees approved the Reorganization?

Yes. The Board has carefully reviewed the proposal and unanimously approved the Agreement and the Reorganization. The Board recommends that shareholders of the Target Fund vote in favor of the Agreement.

What are the reasons for the proposed Reorganization?

On May 24, 2019, Invesco Ltd. (“Invesco”), the indirect parent company of Invesco Advisers, Inc., the Funds’ investment adviser (“Invesco Advisers” or “Adviser”), acquired OppenheimerFunds, Inc. and its subsidiaries (collectively, “OFI”), which included OFI’s mutual fund business comprised of 83 Oppenheimer branded funds. This transaction created a larger family of funds that offers a broader range of equity, fixed income, alternative and other investment options. The transaction also resulted in product overlap within Invesco’s mutual fund platform. The Reorganization proposed in this Proxy Statement/Prospectus is part of a larger group of reorganizations occurring across Invesco’s mutual fund platform. The reorganizations are designed to allow Invesco to put forth its most compelling investment processes and strategies, reduce product overlap, ensure the resulting funds can be clearly distinguished in the marketplace, create scale in the resulting funds to benefit shareholders and Invesco, and build a solid foundation for further growth of a mutual fund platform that is economically viable and sustainable.

In considering the Reorganization and the Agreement, the Board considered these and other factors in concluding that the Reorganization would be in the best interest of the Funds. The Board’s considerations are described in more detail in the “THE PROPOSED REORGANIZATION - Board Considerations in Approving the Reorganization” section below.

What effect will the Reorganization have on me as a shareholder?

Immediately after the Reorganization, you will hold shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that you held immediately prior to the closing of the Reorganization. The principal differences between the Target Fund and the Acquiring Fund are described in this Proxy Statement/Prospectus. The prospectus of the Acquiring Fund that accompanies this Proxy Statement/Prospectus contains additional information about the Acquiring Fund that you will hold shares of following the Reorganization, if approved by shareholders.

As described in more detail in “FEDERAL INCOME TAX CONSIDERATIONS” below, a portion of the Target Fund’s portfolio assets may be sold in connection with the Reorganization (as distinct from normal portfolio turnover). The Adviser anticipates selling a significant portion of the Target Fund’s portfolio assets; however, shareholders, depending on the position of the Fund at the time of the repositioning, as described further below, are not likely to realize capital gains.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

Investment Objectives. The Funds’ investment objectives are substantially the same. The Acquiring Fund seeks long-term growth of capital and the Target Fund seeks capital appreciation. Whereas the Target Fund’s investment objective is classified as non-fundamental, which means that it can be changed by the Board without shareholder approval, the Acquiring Fund’s investment objective is classified as fundamental and cannot be changed without shareholder approval.

Investment Strategy and Risks. The principal investment strategies of the Acquiring Fund are similar to the principal investment strategies of the Target Fund, although the Acquiring Fund may invest in different types of investments, including investments in a wholly-owned subsidiary (the “Subsidiary”), and has different investment policies and limitations than the Target Fund. As a result, the risks of owning shares of the Acquiring Fund are similar to the risks of owning shares of the Target Fund, although the risks of the Funds may not be exactly the same. The sections below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS - Comparison of Principal Investment Strategies” and “Comparison of the Principal Risks of Investing in the Funds” compare the principal investment strategies and risks of the Target Fund and the Acquiring Fund and highlight certain key differences.

How do the Funds’ expenses compare?

The tables below provide a summary comparison of the expenses of the Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganization. The pro forma expense ratios show projected estimated expenses, but actual expenses may be greater or less than those shown.

Expense Tables and Expense Examples *

	Current		Pro Forma
	Target Fund	Acquiring Fund	Target Fund + Acquiring Fund (assumes Reorganization is completed)
	Class A	Class A	Class A
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None [1]	None [1]	None [1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.65%	0.62%
Distribution and Service (12b-1) Fees	0.25%	0.24%	0.23%
Other Expenses	0.52%	0.33%[2]	0.33%
Total Annual Fund Operating Expenses	1.52%	1.22%	1.18%
Fee Waiver and/or Expense Reimbursement	0.00%	0.05%[3]	0.01%[3]
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.52%	1.17%	1.17%

	Current		Pro Forma
	Target Fund	Acquiring Fund	Target Fund + Acquiring Fund (assumes Reorganization is completed)
	Class C	Class C	Class C
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.65%	0.62%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.52%	0.33%[2]	0.33%
Total Annual Fund Operating Expenses	2.27%	1.98%	1.95%
Fee Waiver and/or Expense Reimbursement	0.00%	0.06%[3]	0.03%[3]
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	2.27%	1.92%	1.92%

	Current		Pro Forma
	Target Fund	Acquiring Fund	Target Fund + Acquiring Fund (assumes Reorganization is completed)
	Investor Class	Class A	Class A
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None [1]	None %

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.65%	0.62%**
Distribution and Service (12b-1) Fees	0.25%	0.24%	0.23%
Other Expenses	0.52%	0.33%[2]	0.33%
Total Annual Fund Operating Expenses	1.52%	1.22%	1.18%
Fee Waiver and/or Expense Reimbursement	0.00%	0.05%[3]	0.01%[3]
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.52%	1.17%	1.17%

	Current		Pro Forma
	Target Fund	Acquiring Fund	Target Fund + Acquiring Fund (assumes Reorganization is completed)
	Class Y	Class Y	Class Y
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.65%	0.62%**
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.52%	0.33%[2]	0.33%
Total Annual Fund Operating Expenses	1.27%	0.98%	0.95%
Fee Waiver and/or Expense Reimbursement	0.00%	0.06%[3]	0.03%[3]
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.27%	0.92%	0.92%

	Current		Pro Forma
	Target Fund	Acquiring Fund	Target Fund + Acquiring Fund (assumes Reorganization is completed)
	Class R6	Class R6	Class R6
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.65%	0.62%**
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.26%	0.09%[2]	0.10%
Total Annual Fund Operating Expenses	1.01%	0.74%	0.72%

*

Expense ratios reflect annual fund operating expenses as of October 31, 2019 for the Target Fund and the Acquiring Fund. Pro forma numbers are estimated as if the Reorganization had been completed as of November 1, 2018 and the Acquiring Fund experienced a year of combined operations and do not include the estimated costs of the Reorganization. The estimated Reorganization costs that the Target Fund will bear are $290,000. For more information on the costs of the Reorganization to be borne by the Target Fund, see “Costs of the Reorganization” below.

**

Pro forma management fees have been adjusted to reflect the new advisory fee rates in effect for the Acquiring Fund scheduled to be effective upon the closing of the Reorganization based on pro forma combined net assets.

1.	A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs)” in each Fund’s prospectus for more information.
2.	“Other Expenses” are based on estimated amounts for the current fiscal year.
3.

Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.17%, 1.92%, 0.92%, and 0.75% respectively, of the Acquiring Fund’s average daily net assets (the “expense limits”) through May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable.

Expense Example

This Example is intended to help you compare the costs of investing in different classes of the Target Fund and the Acquiring Fund with the cost of investing in other mutual funds. Pro forma combined costs of investing in different classes of the Acquiring Fund after giving effect to the Reorganization of the Target Fund into the Acquiring Fund are also provided. All costs are based upon the information set forth in the Fee Tables above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay if you redeem all of your shares at the end of those time periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Target Fund’s operating expenses remain the same and the Acquiring Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the contractual period above and the Acquiring Fund’s Total Annual Fund Operating Expenses thereafter. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

Fund/Class	1 Year	3 Years	5 Years	10 Years
Target Fund Class A	$696	$1,005	$1,335	$2,266
Acquiring Fund Class A	$662	$910	$1,177	$1,938
Combined Pro Forma Acquiring Fund Class A	$663	$904	$1,164	$1,906

Target Fund Class C	$330	$710	$1,216	$2,608
Acquiring Fund Class C	$295	$615	$1,060	$2,298
Combined Pro Forma Acquiring Fund Class C	$295	$610	$1,051	$2,276

Target Fund Investor Class	$155	$481	$830	$1,816
Acquiring Fund Class A	$662	$910	$1,177	$1,938
Combined Pro Forma Acquiring Fund Class A	$663	$904	$1,164	$1,906

Target Fund Class Y	$130	$404	$698	$1,537
Acquiring Fund Class Y	$94	$305	$534	$1,192
Combined Pro Forma Acquiring Fund Class Y	$94	$301	$525	$1,168

Target Fund Class R6	$103	$322	$559	$1,239
Acquiring Fund Class R6	$76	$237	$413	$921
Combined Pro Forma Acquiring Fund Class R6	$74	$231	$402	$897

You would pay the following expenses if you did not redeem your shares:

Fund/Class	1 Year	3 Years	5 Years	10 Years
Target Fund Class A	$696	$1,005	$1,335	$2,266
Acquiring Fund Class A	$662	$910	$1,177	$1,938
Combined Pro Forma Acquiring Fund Class A	$663	$904	$1,164	$1,906

Target Fund Class C	$230	$710	$1,216	$2,608
Acquiring Fund Class C	$195	$615	$1,060	$2,298
Combined Pro Forma Acquiring Fund Class C	$195	$610	$1,051	$2,276

Target Fund Investor Class	$155	$481	$830	$1,816
Acquiring Fund Class A	$662	$910	$1,177	$1,938
Combined Pro Forma Acquiring Fund Class A	$663	$904	$1,164	$1,906

Target Fund Class Y	$130	$404	$698	$1,537
Acquiring Fund Class Y	$94	$305	$534	$1,192
Combined Pro Forma Acquiring Fund Class Y	$94	$301	$525	$1,168

Target Fund Class R6	$103	$322	$559	$1,239
Acquiring Fund Class R6	$76	$237	$413	$921
Combined Pro Forma Acquiring Fund Class R6	$74	$231	$402	$897

The Example is not a representation of past or future expenses. Each Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Funds’ projected or actual performance.

For further discussion regarding the Board’s consideration of the fees and expenses of the Funds in approving the Reorganization, see the section entitled “THE PROPOSED REORGANIZATION - Board Considerations in Approving the Reorganization” in this Proxy Statement/Prospectus.

How do the performance records of the Funds compare?

The performance history of each Fund for certain periods as of September 30, 2019 is shown below. The returns below may not be indicative of a Fund’s future performance.

The table below compares the performance history of the Acquiring Fund’s oldest share class to the performance history of the comparable class of the Target Fund as of September 30, 2019. Other classes of shares that are not presented would have had substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns will differ only to the extent that the classes do not have the same expenses. The prospectuses for the Funds contain additional performance information under the headings “Performance Information” and “Financial Highlights.” Additional performance information and a discussion of performance are also included in each Fund’s most recent annual report to shareholders.

Average Annual Total Returns*

	1 Year	5 Years	10 Years
Acquiring Fund – Class A (inception date: 07/19/1983) [1]
Return Before Taxes	34.11%	5.62%	-2.58%
Return After Taxes on Distributions	34.11%	4.75%	-3.49%
Return After Taxes on Distributions and Sale of Fund Shares	20.19%	4.01%	-1.86%
Target Fund – Investor Class (inception date: 1/19/1984)
Return Before Taxes	26.02%	0.32%	-3.94%
Return After Taxes on Distributions	26.02%	-0.55%	-4.74%
Return After Taxes on Distributions and Sale of Fund Shares	15.40%	-0.12%	-2.89%

*

The above total return figures are at net asset value and do not reflect the maximum front-end sales charge (load) of 5.50% applicable to Class A shares. If the sales charge on Class A shares had been reflected, performance would be less. However, Investor Class shareholders of the Target Fund who receive Class A shares will be eligible to purchase additional Class A shares without paying a sales charge.

1.

The returns shown for periods ending on or prior to May 24, 2019 are those of the Class A shares of the Oppenheimer Gold & Special Minerals Fund (the “Predecessor Fund”). Class A shares of the Predecessor Fund were reorganized into Class A of the Acquiring Fund after the close of business on May 24, 2019. Class A shares’ returns of the Acquiring Fund will be different from the returns of the Predecessor Fund as they have different expenses. Performance for Class A shares has been restated to reflect the Acquiring Fund’s applicable sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, 529 college savings plans, or individual retirement accounts.

How do the management, investment adviser and other service providers of the Funds compare?

Each Fund is overseen by the same Board and officers. In addition, Invesco Advisers, a registered investment adviser, serves as primary investment adviser for each Fund pursuant to an investment advisory agreement that contains substantially identical terms (except for fees) for each Fund. The advisory fee for the Acquiring Fund at certain breakpoint levels is lower than the advisory fee of the Target Fund but higher at other breakpoint levels. The Board approved lowering the contractual advisory fee of the Acquiring Fund so that its advisory fees will be the same or lower than those of the Target Fund at all breakpoints effective and contingent upon the closing of the Reorganization.

Target Fund Advisory Fee Schedule	Acquiring Fund Advisory Fee Schedule
First $350 million: 0.75%	First $200 million: 0.75%
Next $350 million: 0.65%	Next $200 million: 0.72%
Next $1.3 billion: 0.55%	Next $200 million: 0.69%
Next $2 billion: 0.45%	Next $200 million: 0.66%
Next $2 billion: 0.40%	Next $2.2 billion: 0.60%
Next $2 billion: 0.375%	Next $1 billion: 0.59%
Over $8 billion: 0.35%	Next $2 billion: 0.58%
Next $4 billion: 0.57%
Over $10 billion: 0.56%

During the fiscal year ended April 30, 2019, the Adviser received compensation of 0.75% of the Target Fund’s average daily net assets, after fee waivers and/or expense reimbursements, if any. During the fiscal year ended June 30, 2019, the Adviser received compensation of 0.69% of the Acquiring Fund’s average daily net assets, after fee waivers and/or expense reimbursements, if any.

Invesco Advisers is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Advisers has acted as an investment adviser since its organization in 1976. As of                     , 2020, Invesco Advisers had $[        ] under management. Invesco Advisers is an indirect, wholly owned subsidiary of Invesco.

Invesco Canada Ltd. (Invesco Canada) serves as the Target Fund’s investment sub-adviser. Invesco Canada, an affiliate of the Adviser, is located at 5140 Yonge Street, Suite 800, Toronto, Ontario M2N 6X7, Canada. Invesco Canada is a leading Canadian investment management company. Invesco Canada has been managing assets since 1981.

The Master Investment Advisory Agreement (Advisory Agreement) provides that, in fulfilling its responsibilities, Invesco Advisers may engage the services of other investment managers with respect to the Funds.

Invesco Advisers has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Funds (each a Sub-Adviser), pursuant to which these affiliated sub-advisers may be appointed by Invesco Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) are:

Invesco Asset Management (Japan) Limited (Invesco Japan)

Invesco Asset Management Deutschland GmbH (Invesco Deutschland)

Invesco Asset Management Limited (Invesco Asset Management)

Invesco Canada Ltd. (Invesco Canada)

Invesco Hong Kong Limited (Invesco Hong Kong)

Invesco Senior Secured Management, Inc. (Invesco Senior Secured)

With respect to the Acquiring Fund, Invesco Advisers has also entered into Sub-Advisory Agreements with two additional affiliates, Invesco Capital Management LLC (Invesco Capital) and Invesco Asset Management (India) Private Limited (Invesco India), each a registered investment adviser under the Advisers Act, to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. Invesco Advisers and each Sub-Adviser (each a Sub-Adviser and collectively, the Sub-Advisers) are indirect wholly-owned subsidiaries of Invesco. With respect to the Acquiring Fund, Invesco Advisers has also entered into a sub-advisory agreement with OFI, a wholly-owned subsidiary of Invesco Advisers and a registered investment adviser under the Advisers Act to provide discretionary investment management services, investment advice, and/or order execution services to such Funds.

Listed in the chart below are other key service providers to the Target Fund and Acquiring Fund, including the administrator, transfer agent, distributor, custodian, and independent registered public accounting firm. The Acquiring Fund’s prospectus and SAI describe the services and other arrangements with these service providers.

Service Provider	Target Fund	Acquiring Fund
Administrator	Invesco Advisers	Invesco Advisers

Transfer Agent	Invesco Investment Services, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173	Invesco Investment Services, Inc.

Sub-Transfer Agent	Invesco Canada	Invesco Canada

Distributor	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Distributors, Inc.

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110-2801

The Bank of New York Mellon,

2 Hanson Place, Brooklyn,

New York 11217-1431

(serves as sub-custodian to facilitate cash management)

JPMorgan Chase Bank 4 Chase Metro Tech Center Brooklyn, New York 11245

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, Texas 77002-5021	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, Texas 77002-5021

How do the Funds’ purchase and redemption procedures and exchange policies compare?

The purchase and redemption procedures and exchange policies for each class of the Target Fund are the same as those of the corresponding class of the Acquiring Fund except that Investor Class shares of the Target Fund cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.

How do the Funds’ sales charges and distribution arrangements compare?

The sales charges and sales charge exemptions for each class of the Target Fund are the same as those of the corresponding class of the Acquiring Fund. However, as part of the Reorganization, Target Fund shareholders who hold Investor Class shares, which are not subject to a sales charge, will receive Class A shares of the Acquiring Fund, which are subject to sales charge fees. Investor Class shareholders who receive Class A shares of the Acquiring Fund will be eligible to purchase additional Class A shares without paying an initial sales charge. For more information on the sales charges and distribution and shareholder servicing arrangements of the Funds, see the section entitled “Comparison of Share Classes and Distribution Arrangements.”

Will the Acquiring Fund have different portfolio managers than the Target Fund?

Yes. The portfolio managers of the Target Fund and the Acquiring Fund will be different. The Acquiring Fund prospectus that accompanies this Proxy Statement/Prospectus provides biographical information about the portfolio manager for the Acquiring Fund.

Will there be any tax consequences resulting from the proposal?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, and the delivery of a legal opinion to that effect is a condition of closing of the Reorganization, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. Being a tax-free reorganization means that, subject to the limited exceptions described below under the heading “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION,” the shareholders of the Target Fund will not recognize income, gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund. (Notwithstanding the foregoing, shareholders should review “Repositioning of the Target Fund’s Portfolio Assets” below for important information on the possible realization of capital gain by the Target Fund.) Shareholders should consult their tax advisers about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates only to the federal income tax consequences of the Reorganization. For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

Repositioning of the Target Fund’s Portfolio Assets

As described in more detail in “FEDERAL INCOME TAX CONSIDERATIONS” below, a portion of the Target Fund’s portfolio assets (approximately 40%, based on portfolio assets as of December 10, 2019, and valued at approximately $87,000,000), may be sold in connection with the Reorganization (as distinct from normal portfolio turnover). The Adviser expects that the Acquiring Fund will retain, after the Reorganization, a majority of the portfolio holdings of the Target Fund; however, shareholders, depending on the position of the Fund, at the time of the repositioning, as described further below, are not likely to realize capital gains as a result of the repositioning. Such repositioning of the Target Fund’s portfolio assets may occur before the closing of the Reorganization. These sales may result in the realization of capital gains, which to the extent not offset by any available capital loss carryovers, would be distributed to shareholders. The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including the Target Fund’s net unrealized appreciation in the value of its portfolio assets at that time and whether such repositioning occurs before or after the Reorganization. Additionally, if the sale of such portfolio assets occurs after the closing of the Reorganization, the ability of the combined Fund to fully utilize the Target Fund’s capital loss carryovers, if any as of the closing, to offset the resulting capital gain may be limited as described below with the result that shareholders of the Acquiring Fund may receive a greater amount of capital gain distributions than they would have had if the Reorganization had not occurred. Transaction costs also may be incurred due to the repositioning of the portfolio. The transaction costs anticipated in connection with the sale of such portfolio securities prior to the Reorganization of the Target Fund are estimated to have a 0.208% basis point impact on the Target Fund’s asset base.

When is the Reorganization expected to occur?

If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or about May 15, 2020.

How do I vote on the Reorganization?

There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone or via the Internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal, as recommended by the Board, and in their best judgment on other matters.

What will happen if shareholders do not approve the Reorganization?

If the shareholders of the Target Fund do not approve the Reorganization, the Target Fund will not reorganize into the Acquiring Fund and the Board will consider other possible courses of action for the Target Fund.

What if I do not wish to participate in the Reorganization?

If you do not wish to have your shares of the Target Fund exchanged for shares of the Acquiring Fund as part of the Reorganization if approved by shareholders, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, you will incur any applicable deferred sales charge and if you hold shares in a taxable account, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Why are you sending me the Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own shares in the Target Fund as of the Record Date and have the right to vote on the very important proposal described herein concerning your Fund. This Proxy Statement/Prospectus contains information that shareholders of the Target Fund should know before voting on the proposed Reorganization. This document is both a proxy statement of the Target Fund and also a prospectus for the Acquiring Fund.

Where can I find more information about the Funds and the Reorganization?

Additional information about the Funds can be found in their respective prospectuses and SAIs. The remainder of this Proxy Statement/Prospectus contains additional information about the Reorganization. You are encouraged to read the entire document. If you need any assistance or have any questions regarding the Reorganization or how to vote, please call 1-866-438-4810.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Principal Investment Strategies and Principal Investments

The following section compares the principal investment strategies and principal investments of the Target Fund with the principal investment strategies and principal investments of the Acquiring Fund and highlights any key differences. In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in each Fund’s prospectus and SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of these documents.

Both the Target Fund and Acquiring Fund invest primarily in equity securities of U.S. and foreign issuers that focus on doing business in the gold and special minerals sector. Each Fund has an 80% policy of investing in the gold and special minerals sector that is similar, but not identical. The Target Fund invests at least 80% of its net assets in securities of issuers engaged in exploring for, mining, processing, or dealing and investing in gold and other precious metals such as silver, platinum and palladium, as well as diamonds (the gold and precious metals sector), and in derivatives and other instruments that have economic characteristics similar to such securities. The Acquiring Fund invests at least 80% of its assets in common stocks of companies that are involved in mining, processing or dealing in gold or other metals or minerals, gold bullion, other physical metals, and precious metals-related ETFs, and in derivatives and other instruments that have economic characteristics similar to such securities. The Target Fund’s 80% policy focuses exclusively on companies involved in the gold and precious metals sector, while the Acquiring Fund’s 80% policy is more flexible and includes the ability to invest in companies involved in other metal and mineral businesses. In addition, the Acquiring Fund’s 80% policy specifically references the ability to invest in precious metals-related ETFs. While the Target Fund’s 80% policy does not explicitly reference such investments, the Target Fund is permitted to invest in gold and precious metals-related ETFs, and such investments count toward the Target Fund’s 80% policy.

The Target Fund and Acquiring Fund have different policies with respect to the ability to invest directly or indirectly in actual precious metals. The Target Fund may invest directly or indirectly up to 10% of its net assets in gold bullion. The Acquiring Fund has a more expansive policy in that it may invest up to 20% of its total assets in gold or silver bullion, in other precious metals, in metals naturally occurring with precious metals, in certificates representing an ownership interest in those metals, and in gold or silver coins.

The Target Fund and Acquiring Fund may both invest in derivatives, but the Acquiring Fund may be exposed to a broader array of derivatives and other commodity-linked investments through its ability to invest in a wholly-owned subsidiary. The Acquiring Fund’s wholly-owned subsidiary may invest in gold bullion and other precious metals, shares of exchange-traded funds that invest in gold bullion (Gold ETFs), commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Target Fund may invest in forward foreign currency contracts as a principal strategy.

Both Funds investment strategies use bottom-up analysis. However, the Target Fund also takes top-down macroeconomic research into consideration. The Target Fund’s investment strategy places emphasis on valuation and risk/reward profiles of potential investments. The Acquiring Fund focuses on the growth potential and valuations of the stocks of companies. The Target Fund is diversified and the Acquiring Fund is non-diversified, as discussed in the section below entitled “Comparison of Fundamental and Non-Fundamental Investment Restrictions.”

Comparison of Principal Risks of Investing in the Funds

The table below describes the principal risks that may affect each Fund’s investment portfolio. For more information on the risks associated with the Acquiring Fund, see the “Investment Strategies and Risks” section of the Acquiring Fund’s SAI.

Principal Investment Risks Common to Both Funds	Principal Investment Risks Disclosed by the Acquiring Fund but not the Target Fund
Derivatives	Commodity Linked Investments
Emerging Markets Securities	Eurozone Investment
Foreign Securities	Investing in Gold ETFs
Gold Bullion	Growth Investing
Gold and Precious Metals Sector/Mining and Metals	Non-Diversification
Industry/ Concentration	Investment in Acquiring Fund’s Wholly Owned
Investing in Common Stock/Market	Subsidiary
Small and Mid-Capitalization Companies
Canada*
Management

*

Although not stated as a separate risk for the Acquiring Fund, the Acquiring Fund addresses risks related to the geographic locations in which the principal supplies of gold are concentrated, including Canada, in its discussion of “Risks of Mining & Metal Industry Securities.”

Below are descriptions of the Principal Investment Risks that are disclosed by the Acquiring Fund but not the Target Fund:

Risks of Commodity-Linked Investments. Commodity-linked investments are considered speculative and have substantial risks, including the risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including for example agricultural, economic and regulatory developments. These risks may make commodity-linked investments more volatile than other types of investments. The tax treatment of commodity-linked investments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Acquiring Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Acquiring Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Acquiring Fund level.

Eurozone Investment Risks. Certain of the regions in which the Acquiring Fund may invest, including the European Union (EU), currently experience significant financial difficulties. Following the global economic crisis that began in 2008, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies and create more volatile and illiquid markets. Additionally, the United Kingdom’s intended departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom.

Risks of Investing in Gold ETFs. An exchange-traded fund that invests in gold bullion (Gold ETF) is a publicly-traded investment entity that acquires and physically holds gold bullion, the shares of which are intended to reflect the price performance of gold bullion. A Gold ETF will sell gold from time to time to pay expenses, which will reduce the amount of gold represented by each ETF share. Investment in a Gold ETF is subject to the same risks of investing directly in gold bullion, including tax risk. The market value of Gold ETF shares may differ from their net asset value because the supply and demand of Gold ETF shares may be different from the supply and demand for the underlying asset. The Acquiring Fund will indirectly bear its proportionate share of the management fees associated with Gold ETFs. It is possible that a Gold ETF in which the Acquiring Fund invests may have to liquidate its holdings at a time when the price of gold is falling.

Risks of Growth Investing. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, the value of its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Risks of Non-Diversification. The Acquiring Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940. Accordingly, the Acquiring Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Acquiring Fund invests a higher percentage of its assets in the securities of a single issuer, the Acquiring Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Risks of Investments in the Acquiring Fund’s Wholly-Owned Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to its investor protections (except as otherwise noted in this prospectus). As an investor in the Subsidiary, the Acquiring Fund does not have all of the protections offered to investors by the Investment Company Act of 1940. However, the Subsidiary is wholly-owned and controlled by the Acquiring Fund and managed by the Adviser. Therefore, the Acquiring Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Acquiring Fund or its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Acquiring Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Acquiring Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Acquiring Fund and/or the Subsidiary. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Acquiring Fund would likely decrease.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

Each Fund has adopted fundamental investment restrictions concerning, among other things, concentration in particular industries, borrowing and loaning money, and investing in real estate and commodities. In addition, the Target Fund has adopted a fundamental investment restriction relating to diversification.

The Funds’ fundamental investment policies with respect to borrowing money, acting as underwriter, making loans, purchasing or selling real estate, issuing senior securities, and investing all of its assets in the securities of a single open end management investment company are identical. In addition, the Funds’ non-fundamental investment restrictions regarding borrowing, making loans, investing in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund and acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act are also identical.

As indicated above, the Acquiring Fund, unlike the Target Fund, is a non-diversified fund and may invest a greater portion of its assets in a single issuer or group of issuers than if it were a “diversified” fund. Additionally, while each Fund has adopted a fundamental policy to concentrate its investments in gold, metals and related industries, a fundamental policy with regard to investments in commodities and a non-fundamental 80% policy, the policies differ in certain respects but do not materially affect the overall risk profiles of the Funds.

Target Fund	Acquiring Fund
Concentration Policy	Concentration Policy

Fundamental: The Target Fund will concentrate (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers primarily engaged in gold and precious metals-related industries.

Non-Fundamental: For purposes of Invesco Gold & Precious Metals Fund’s fundamental investment restriction regarding industry concentration, an issuer will be considered to be engaged in gold and precious metals related industries if (1) at least 50% of its gross income or its net sales are derived from activities in the gold and precious metals-related industries; (2) at least 50% of its assets are devoted to producing revenues in the gold and precious metals-related industries; or (3) based on other available information, the Fund’s portfolio manager(s) determines that its primary business is within the gold and precious metals related industries.

Fundamental: The Acquiring Fund will concentrate (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments without limit in the metals, mining and minerals industries.

Commodities Policy	Commodities Policy

Fundamental: The Target Fund may not purchase physical commodities or sell physical commodities (other than gold bullion) unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent Invesco Gold & Precious Metals Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Non-Fundamental:

The Target Fund may invest up to 10%, at the time of purchase, of its net assets in gold bullion. The Target Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Target Fund will interpret the fundamental restriction and the related non-fundamental restriction to permit the Fund, subject to the Fund’s investment objectives and general investment policies (as stated in the Fund’s prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, forward foreign currency contracts, foreign currency options, currency-, commodity- and financial

Fundamental: The Acquiring Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

Target Fund	Acquiring Fund
instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Target Fund will interpret the fundamental restriction regarding the purchase and sale of physical commodities and the related non-fundamental restriction to permit the Target Fund to invest in ETFs, investment companies and other pooled investment vehicles that invest in physical and/or financial commodities, subject to the limits described in the Funds’ prospectuses and statement of additional information.

80% Investment Policy	80% Investment Policy

Non-Fundamental: The Targets Fund invests, under normal circumstances, at least 80% of its assets in securities of issuers engaged in exploring for, mining, processing, or dealing and investing in gold and other precious metals such as silver, platinum and palladium, as well as diamonds.	Non-Fundamental: The Acquiring Fund invests, under normal market conditions, at least 80% of the Fund’s assets in common stocks of companies that are involved in mining, processing or dealing in gold or other metals or minerals, gold bullion, other physical metals, and precious metals related ETFs.

For purposes of each Fund’s 80% policy stated above, “assets” means net assets, plus the amount of any borrowings for investment purposes. Derivatives and other instruments that have economic characteristics similar to the securities described above for a Fund may also be counted towards that Fund’s 80% policy.

Fundamental investment restrictions of a Fund cannot be changed without shareholder approval. Non-fundamental investment restrictions of a Fund can be changed by a Fund’s Board of Trustees.

Both the Target Fund and the Acquiring Fund may be subject to other investment restrictions that are not identified above. A full description of the Target Fund’s and the Acquiring Fund’s investment policies and restrictions may be found in its respective SAI.

Comparison of Share Classes and Distribution Arrangements

Shares of each class of the Target Fund will be exchanged for shares of a specific class of the Acquiring Fund. The following sub-sections identify the Acquiring Fund share class that corresponds with each Target Fund share class as well as the different distribution arrangements among the various share classes.

Distribution Arrangements. Invesco Distributors, Inc. (“IDI”), a wholly-owned subsidiary of Invesco, is the principal underwriter for the Target Fund and the Acquiring Fund pursuant to written agreements (“Distribution Agreements”). The Distribution Agreements provide that IDI has the exclusive right to distribute shares of the Funds on a continuous basis directly and through authorized financial intermediaries.

Class Structure. The Funds each offer multiple share classes. Each such class offers a distinct structure of sales charges, distribution and/or service fees, and reductions and waivers thereto, which are designed to address a variety of shareholder servicing needs. In addition, some share classes have certain eligibility requirements that must be met to invest in that class of shares. The eligibility requirements are the same for each Fund and are described in the Funds’ prospectuses.

The share classes offered by the Target Fund and the corresponding share classes of the Acquiring Fund that Target Fund shareholders will receive in connection with the Reorganization are as set forth in the chart below. The Acquiring Fund also offers additional classes of shares that are not part of the Reorganization.

Target Fund Share Classes	Acquiring Fund Share Classes
Class A	Class A
Class C	Class C
Investor Class	Class A
Class R6	Class R6
Class Y	Class Y

Sales Charges. Except for Investor Class shares, the sales charge schedule (if any) of each share class of the Target Fund is substantially the same as the sales charge schedule (if any) of the corresponding share class of the Acquiring Fund. Target Fund shareholders who hold Investor Class shares, which are not subject to a sales charge, will receive Class A shares of the Acquiring Fund, which are subject to sales charge fees. Investor Class shareholders who receive Class A shares of the Acquiring Fund will be eligible to purchase additional Class A shares without paying an initial sales charge.

Class A shares of each Fund are sold with an initial sales charge that ranges from 5.50% to zero depending on the amount of your investment. Class C shares of each Fund are sold with a contingent deferred sales charge that may be imposed when the shares are sold. Class A shares may also be subject to a contingent deferred sales charge on purchases of $1 million or more if redeemed prior to 18 months after the date of purchase. Each Fund offers reductions and waivers of the initial sales charge and contingent deferred sale charge to certain eligible investors or under certain circumstances, which are the same between the Funds. Class Y, Investor Class and Class R6 shares are sold without any initial sales charge or contingent deferred sales charge. Each share class except Class Y and Class R6 imposes an asset based sales charge or service fee under one or more plans adopted by the Board, which are described in the following section. The Funds’ prospectuses describe the sales charge schedules and applicable waivers and exemptions of each such share class.

You will not pay an initial sales charge on Acquiring Fund Class A shares that you receive in connection with the Reorganization. In addition, the exchange of Class A shares or Class C shares of the Target Fund for corresponding classes of the Acquiring Fund at the consummation of the Reorganization will not result in the imposition of any contingent deferred sales charge that applies to those share classes. Upon consummation of the Reorganization, former Target Fund shareholders of Class A shares or Class C shares will be credited for the period of time from their original date of purchase of the Target Fund Class A shares or Class C shares for purposes of determining the amount of any contingent deferred sales charge that may be due upon subsequent redemption, if any. The Acquiring Fund initial sales charges for Class A shares and contingent deferred sales charges that apply to Class A shares and Class C shares will apply to any Class A shares or Class C shares of the Acquiring Fund purchased after the Reorganization, unless you are eligible for a reduction or waiver of the initial sales charge or contingent deferred sales charge.

The sales charge schedule (if any) of the other share classes of the Target Fund are substantially the same as the sales charge schedule (if any) of the corresponding share classes of the Acquiring Fund. The Funds’ prospectuses describe the principal sales charges applicable to each such share class.

Distribution Fees. The Funds have adopted distribution plans and service plans (together, the “Distribution Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to Class A, Class C and Investor Class shares of the Target Fund and Class A and Class C shares of the Acquiring Fund. Class Y shares and Class R6 shares of the Funds are not subject to the Distribution Plans.

Pursuant to the Distribution Plan, the Target Fund is authorized to pay compensation to IDI in connection with the distribution of Target Fund shares and providing shareholder services at the annual rate of 0.25% of the Target Fund’s average daily net assets attributable to Class A shares, at the annual rate of 1.00% of the Target Fund’s average daily net assets attributable to Class C shares, and at the annual rate of 0.25% of the Target Fund’s average net assets attributable to Investor Class shares.

The Distribution Plans for the Acquiring Fund and the Target Fund are similar, however, for the Acquiring Fund’s Class A shares, IDI may be reimbursed from the Acquiring Fund only up to the amount it has spent on activities or expenses primarily intended to result in the sale of shares or the servicing of shareholders, up to the same amount that is paid under the Target Fund’s Class A Distribution Plan (i.e., 0.25% for Class A shares). This type of Distribution Plan is sometimes referred to as a “reimbursement-type” plan because the underwriter is only entitled to be reimbursed for its plan-related expenses. This limitation may result in Class A shares of the Acquiring Fund paying less than the maximum amounts noted above in a particular year. With respect to its Class C shares, the Acquiring Fund is authorized to pay compensation to IDI in connection with the distribution of Acquiring Fund shares and providing shareholder services at the annual rate of 1.00% of the Acquiring Fund’s average daily net assets attributable to Class C shares.

The Distribution Plans compensate or reimburse IDI, as applicable, for expenses incurred for the purpose of financing any activity that is primarily intended to result in the sale of shares of the Funds and/or the servicing of shareholders. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

The fee table under the “SUMMARY OF KEY INFORMATION – How do the Funds’ expenses compare” section of this Proxy Statement/Prospectus describes the fees paid under each Funds’ Distribution Plan for a recent period as well as an estimate of the fees to be paid under the Distribution Plan following the Reorganization.

Comparison of Purchase and Redemption Procedures

The purchase procedures employed by the Target Fund and the Acquiring Fund are substantially the same. Each Fund offers shares through its distributor on a continuous basis, although Investor Class shares of the Target Fund are offered only to grandfathered investors. Shares of the Funds may be purchased directly through the transfer agent and through other authorized financial intermediaries. Investors may purchase both initial and additional shares by mail, wire, telephone or the internet. The Acquiring Fund prospectus enclosed with this Proxy Statement/Prospectus describes in detail how shareholders can purchase and redeem Acquiring Fund shares. For asset or fee-based accounts managed by an investor’s financial adviser, Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs (as defined in a Fund’s prospectus), there is no minimum investment required to purchase Class A, Class C, Class Y and Investor Class shares. For all other accounts, Class A, Class C, Class Y and Investor Class shares of the Funds require a minimum investment of $1,000 ($250 for IRA and Coverdell Education Savings Accounts), or $50 ($25 for IRA, Roth IRA and Coverdell Education Savings Accounts) if the account participates through a systematic investment program. Class R6 shares of the Target Fund and the Acquiring Fund each require a minimum initial investment that ranges from $0 to $1 million, depending on the type of account making the investment. The Acquiring Fund’s prospectus describes the types of accounts to which the minimum initial investment applies. Certain exemptions apply as set forth in the Funds’ prospectuses. The foregoing investment minimums will not apply to shares received in connection with the Reorganization. However, investors may be charged a low balance fee if account balances remain below the required investment minimum for certain periods. See the Funds’ prospectuses for details.

Comparison of Distribution Policies

Each of the Target Fund and the Acquiring Fund declares and pays dividends of net investment income, if any, annually, and capital gains distributions, if any, at least annually. Each Fund may also declare and pay capital gains distributions more than once per year as permitted by law. Each Fund automatically reinvests any dividends from net investment income or capital gains distributions, unless otherwise instructed by a shareholder to pay dividends and distributions in cash.

Tax

The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in the Funds, see each Fund’s Prospectus under the heading “Distributions and Taxes.”

Comparison of Forms of Organization and Securities to be Issued

The Acquiring Fund and the Target Fund are series of the same Delaware statutory trust, with the same governing instruments, including the declaration of trust and bylaws. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Target Fund and the Acquiring Fund. Each share of the Acquiring Fund represents an equal proportionate interest with each other share of the Fund, and each such share is entitled to equal dividend, liquidation, redemption and voting rights, except where class voting is required by the Trust’s governing instruments, the Board or applicable law, in which case shareholders of a class will have exclusive voting rights on matters affecting only that class. The assets and liabilities of each Fund are legally separate from the assets and liabilities of any other fund that is a series of the respective Trust. More information about the voting, dividend and other rights associated with shares of the Funds can be found in each Fund’s SAI.

At the Closing (defined below), Acquiring Fund shares will be credited to Target Fund shareholders only on a book-entry basis. The Acquiring Fund shall not issue certificates representing shares in connection with the exchange of Target Fund shares, irrespective of whether Target Fund shareholders hold their shares in certificated form. At the Closing, all outstanding certificates representing shares of the Target Fund will be cancelled.

Where to Find More Information

For more information with respect to each Fund concerning the following topics, please refer to the following sections of the Funds’ prospectuses: (i) see “Fund Management” for more information about the management of a Fund; (ii) see “Other Information” for more information about a Fund’s policy with respect to dividends and distributions; and (iii) see “Shareholder Account Information” for more information about the pricing, purchase, redemption and repurchase of shares of a Fund, tax consequences to shareholders of various transactions in shares of a Fund, and distribution arrangements of a Fund.

THE PROPOSED REORGANIZATION

Summary of Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the form of Agreement, a copy of which is attached as Exhibit D to this Proxy Statement/Prospectus.

With respect to the Reorganization, if shareholders of the Target Fund approve the Agreement and other closing conditions are satisfied, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Fund so transferred, all determined and adjusted as provided in the Agreement. The value of your account with the Acquiring Fund immediately after the Reorganization will be the same as the value of your account with the Target Fund immediately prior to the Reorganization.

The class or classes of Acquiring Fund shares that shareholders will receive in connection with the Reorganization will depend on the class or classes of Target Fund shares that shareholders hold, as described above under “Comparison of Share Classes and Distribution Arrangements.”

Each of the Target Fund and the Acquiring Fund will be required to make representations and warranties in the form of Agreement that are customary in matters such as the Reorganization.

If shareholders approve the Reorganization and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or about May 15, 2020 (the “Closing Date”), as of the later of 7:01 pm Eastern time or the finalization of the Target Fund’s NAV, unless otherwise agreed by the parties (the “Effective Time”). The consummation of the Reorganization is not conditioned on the consummation of any other reorganization. However, the parties may choose to delay the consummation of the Reorganization so that all or substantially all of the reorganizations across the Invesco Funds platform are consummated at the same time. Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

If shareholders of the Target Fund do not approve the Agreement or if the Reorganization does not otherwise close, the Board will consider what additional action to take. The Agreement may be terminated, and the Reorganization may be abandoned at any time by mutual agreement of the parties. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Board Considerations in Approving the Reorganization

On May 24, 2019, Invesco acquired the mutual fund business of OFI, which included 83 Oppenheimer branded funds. This transaction created a larger family of funds that offers a broader range of equity, fixed income, alternative and other investment options. The transaction also resulted in product overlap within Invesco’s mutual fund platform. The Reorganization proposed in this Proxy Statement/Prospectus is part of a larger group of reorganizations occurring across Invesco’s mutual fund platform. The reorganizations are designed to allow Invesco to put forth its most compelling investment processes and strategies, reduce product overlap, ensure the resulting funds can be clearly distinguished in the marketplace, create scale in the resulting funds to benefit shareholders and Invesco, and build a solid foundation for further growth of Invesco’s mutual fund platform that is economically viable and sustainable.

Because of the large number of proposed reorganizations, the Boards of Trustees of the Invesco Funds (the “Board”) created an ad hoc committee (the “Integration Committee”) comprised of Invesco Fund trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trusts (the “Independent Trustees”), including several trustees who were trustees of the Oppenheimer branded funds, to review and analyze each of the proposed reorganizations and to make recommendations to the full Board for its consideration. The Integration Committee of the Board met multiple times, from September 2019 through December 2019, to discuss the proposed Reorganization, as well as the other reorganizations. The full Board also met to review and consider the Reorganization, and received periodic reports from the Integration Committee throughout the process. The Independent Trustees held separate meetings prior to the meetings of the full Board to consider these matters. The Independent Trustees have been advised on this matter by independent counsel to the Independent Trustees and by the independent Senior Officer, an officer of the Trusts who reports directly to the Independent Trustees. The Integration Committee requested, on behalf of the full Board, and received from Invesco Advisers, written materials containing relevant information about the Funds and the proposed Reorganization, including, among other information, fee and expense information on an actual and pro forma estimated basis, and comparative portfolio composition and performance data. The Integration Committee also submitted several follow-up information requests to the Adviser, and the Adviser responded to such requests to the satisfaction of the Integration Committee prior to the full Board’s consideration and approval of the Reorganization, which occurred at an in-person Board meeting held on December 10, 2019.

The Board considered the potential benefits and costs of the Reorganization to the Target Fund, the Acquiring Fund and their respective shareholders, and whether the Target Fund would bear all or a portion of such Reorganization costs. The Board reviewed detailed comparative information on the following topics with respect to the Target Fund and the Acquiring Fund: (1) investment objectives, policies, restrictions and principal risks; (2) portfolio management; (3) portfolio composition; (4) relative short-term and long-term investment performance; (5) current expense ratios and expense structures, including contractual investment advisory fees and distribution (Rule 12b-1) fees; (6) the expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards; and (7) relative asset size and net purchase (redemption) trends.

The Board also considered the benefits to the Target Fund of: (1) combining with a similar fund to create a larger fund with a more diversified shareholder base, as well as a larger asset base against which fixed dollar costs may be allocated; and (2) the expected tax-free nature of the Reorganization for the Target Fund and its shareholders for federal income tax purposes. The Board also considered Invesco’s overall goals of the reorganizations to rationalize the Invesco Funds to reduce product overlap and to enable IDI to better focus on the combined funds to promote additional asset growth.

With respect to the proposed Reorganization of the Invesco Gold & Precious Metals Fund into the Invesco Oppenheimer Gold & Special Minerals Fund, the Board further considered that: (i) the investment objectives, strategies and related risks of the Target Fund and the Acquiring Fund are similar, although the Acquiring Fund has additional investment flexibility to invest in actual precious metals, as well as in companies in metal and mineral businesses, and may be exposed to a broader array of derivatives and other commodity-linked investments through its investment in a wholly-owned subsidiary; (ii) the Target Fund is diversified, while the Acquiring Fund is non-diversified; (iii) Target Fund shareholders would become shareholders of a larger Fund with a lower effective management fee at combined current asset levels, a lower contractual advisory fee at all asset levels, and an estimated lower overall total expense ratio on a pro forma basis; (iv) the Acquiring Fund’s contractual advisory fee will be reduced at certain asset levels; and (v) Invesco Advisers’ agreement to limit the Acquiring Fund’s total expenses for at least one year following the closing of the Reorganization, so that such expenses do not exceed an agreed upon cap, as set forth in the fee tables above.

Based upon the information received by the Board, including the information and considerations described above, the Board concluded that the Reorganization is in the best interests of the Target Fund and the Acquiring Fund, and that no dilution of value would result to the shareholders of the Target Fund or the Acquiring Fund from the Reorganization. Consequently, the Board approved the Agreement and the Reorganization.

Costs of the Reorganization

The total cost of the Reorganization to be paid by the Target Fund is estimated to be $290,000. The costs of the Reorganization include legal counsel fees, independent accountant fees, expenses related to the printing and mailing of this Proxy Statement/Prospectus and fees associated with the proxy solicitation but do not include any portfolio transaction costs arising from the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of the material U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. The principal federal income tax consequences that are expected to result from the Reorganization are as follows:

•	no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a direct result of the Reorganization;

•	no gain or loss will be recognized by the Acquiring Fund as a direct result of the Reorganization;

•	the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of these assets in the hands of the Target Fund immediately before the Reorganization;

•	the holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund;

•

the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund; and

•

the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund as part of the Reorganization will include the period that a shareholder held the shares of the Target Fund (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the closing).

Neither of the Funds has requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. As a condition to closing, the Funds anticipate receiving an opinion from Stradley Ronon Stevens & Young, LLP as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any Target Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganization. See “INFORMATION ABOUT THE FUNDS.”

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Final Dividend or Other Distributions. Prior to the closing of the Reorganization, the Target Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date.

Repositioning of the Target Fund’s Portfolio Assets. A portion of the Target Fund’s portfolio assets (approximately 40% based on portfolio assets as of December 10, 2019, and valued at approximately $87,000,000) may be sold in connection with the Reorganization (as distinct from normal portfolio turnover). Such repositioning of the Target Fund’s portfolio assets may occur before the closing of the Reorganization. These sales may result in the realization of capital gains, which, to the extent not offset by any available capital loss carryovers, would be distributed to shareholders. The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including the Target Fund’s net unrealized appreciation in the value of its portfolio assets at that time and whether such repositioning occurs before or after the Reorganization. The Adviser expects that the Acquiring Fund will retain, after the Reorganization, a majority of the current portfolio holdings of the Target Fund. Taking into account the Target Fund’s net unrealized depreciation in portfolio assets on a tax basis at April 30, 2019 of ($73,713,286) (39.48% of NAV) and the capital loss position of the Target Fund as of such date shown in the below table, the sale of up to 40% of the portfolio assets prior to the closing of the Reorganization is not anticipated to result in capital gains that would be distributed to shareholders. Additionally, if the sale of such portfolio assets occurs after the closing of the Reorganization, the ability of the combined Fund to fully utilize the Target Fund’s capital loss carryovers, if any as of the closing, to offset the resulting capital gain may be limited as described below with the result that shareholders of the Acquiring Fund may receive a greater amount of capital gain distributions than they would have had if the Reorganization had not occurred. Transaction costs also may be incurred due to the repositioning of the portfolio. The transaction costs anticipated in connection with the sale of such portfolio securities prior to the Reorganization of the Target Fund are estimated to have a 0.208% basis point impact on the Target Fund’s asset base.

General Limitation on Capital Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Target Fund upon the closing of the Reorganization for federal income tax purposes. Capital losses of a Fund may be carried forward indefinitely to offset future capital gains. The capital loss carryovers of both Funds will be available to offset future gains recognized by the combined Acquiring Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Acquiring Fund and its shareholders post-closing. First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Reorganization on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if either Fund has net unrealized built-in gains at the time of the Reorganization that are realized by the combined Acquiring Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Target Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year. The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use of the Target Fund’s aggregate capital loss carryovers following the Reorganization are as follows:

	Target Fund as of 4/30/19	Acquiring Fund as of 6/30/19
Aggregate Capital Loss Carryovers	$197,089,252	$1,505,053,538
Net Unrealized Appreciation/(Depreciation) on a Tax Basis	($73,713,286)	$254,677,729
Net Assets	$186,673,763	$1,098,851,117
Approximate Annual Limitation for Capital Losses*	$3,133,719	N/A

*

Based on the long-term tax-exempt rate for ownership changes during January 2020 of 1.59%. The actual limitation will equal the aggregate NAV of the Target Fund on the closing date multiplied by the long term tax exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments of the Target Fund on the closing date that is recognized in a taxable year.

Appreciation in Value of Investments. Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have if the Reorganization had not occurred. In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than the Target Fund, shareholders of the Target Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have had if the Reorganization had not occurred. The unrealized depreciation in value of investments as a percentage of its net asset value at April 30, 2019 was approximately 39.48% for the Target Fund and the unrealized appreciation in value of investments as a percentage of its net asset value at June 30, 2019 was approximately 10% for the Acquiring Fund; unrealized appreciation of just over 2% for the combined fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had if the Reorganization had not occurred.

You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

VOTING INFORMATION

Proxy Statement/Prospectus

We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by appearing in person at the Meeting and following the instructions below. You do not need to attend the Meeting to vote, however. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card are expected to be mailed on or about [February     ], 2020 to all shareholders entitled to vote.

Shareholders of record of the Target Fund as of the close of business on January 27, 2020 (the “Record Date”) are entitled to vote at the Meeting. The number of outstanding shares of each class of the Target Fund on January 27, 2020 can be found at Exhibit A. Each share is entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Fund in writing at the address of the Target Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

Quorum Requirement and Adjournment

A quorum of shareholders is necessary to hold a valid shareholder meeting of the Target Fund. For the Target Fund, a quorum will exist if shareholders representing one-third of the outstanding shares of the Target Fund entitled to vote are present at the Meeting in person or by proxy.

Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Agreement. Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Because the proposal described in this Proxy Statement/Prospectus is considered “non-routine,” under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. It is the Invesco Funds’ understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the Agreement are not received, the person(s) presiding over the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to allow for further solicitation of votes. The persons named as proxies will vote those proxies that they are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including, among other things, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Vote Necessary to Approve the Agreement

The Board has unanimously approved the Agreement, subject to shareholder approval. Shareholder approval of the Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Target Fund.

Abstentions are counted as present but are not considered votes cast at the Meeting. Abstentions therefore will have the same effect as a vote against the Agreement because approval of the Agreement requires the affirmative vote of a percentage of either the shares present at the Meeting or the outstanding shares of the Target Fund.

Proxy Solicitation

The Target Fund has engaged the services of Computershare, Inc. (“Solicitor”) to assist in the solicitation of proxies for the Meeting. The Solicitor’s costs are described under the “Costs of the Reorganization” section of this Proxy Statement/Prospectus. Proxies are expected to be solicited principally by mail, but the Target Fund or the

Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Target Fund’s officers may also solicit proxies but will not receive any additional or special compensation for any such solicitation.

Under the agreement with the Solicitor, the Solicitor will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining shareholders’ telephone numbers, and providing additional materials upon shareholder request. The agreement also provides that the Solicitor shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

Other Meeting Matters

Management is not aware of any matters to be presented at the Meeting other than as is discussed in this Proxy Statement/Prospectus. Under the Target Fund’s bylaws, business transacted at a special meeting such as this Meeting shall be limited to (i) the purpose stated in the notice and (ii) adjournment of the special meeting with regard to the stated purpose. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address and percent ownership of each person who, as of January 27, 2020, to the knowledge of the Target Fund and the Acquiring Fund, owned 5% or more of the outstanding shares of a class of the Target Fund or the Acquiring Fund, respectively, can be found at Exhibits B and C.

Information regarding the ownership of shares of the Target Fund and the Acquiring Fund by the Trustees and executive officers of the Trusts can be found at Exhibits B and C.

OTHER MATTERS

Capitalization

The following unaudited table sets forth as of October 31, 2019, for the Reorganization, the total net assets, number of shares outstanding and net asset value per share of each class of each Fund. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after it has combined with the Target Fund. The pro forma capitalization column in the table assumes that the Reorganization has taken place. The capitalizations of the Target Fund, the Acquiring Fund and their classes are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

(Unaudited) (As of October 31, 2019)	Target Fund	Acquiring Fund	Pro Forma Adjustments[2]	Combined Acquiring Fund (pro forma)
Net assets (all classes)[1]	$223,863,845	$1,276,151,064	$(290,000)	$1,499,724,909
Class A net assets	$110,718,970	$603,561,536	$60,165,966	$774,446,472
Class A shares outstanding	26,640,814	31,233,172	(17,791,483)[3,4]	40,082,503
Class A net asset value per share	$4.16	$19.32		$19.32
Class C net assets	$17,449,093	$92,047,754	$(22,604)	$109,474,243
Class C shares outstanding	4,227,185	5,267,294	(3,230,205)[3]	6,264,274
Class C net asset value per share	$4.13	$17.48		$17.48
Investor Class net assets	$60,387,623	N/A	$(60,387,623)	$—
Investor Class shares outstanding	14,441,375	N/A	(14,441,375)[3,4]	—
Investor Class net asset value per share	$4.18	N/A		$—
Class Y net assets	$35,104,556	$295,280,104	$(45,476)	$330,339,184
Class Y shares outstanding	8,234,276	15,260,474	(6,423,809)[3]	17,070,941
Class Y net asset value per share	$4.26	$19.35		$19.35

(Unaudited) (As of October 31, 2019)	Target Fund	Acquiring Fund	Pro Forma Adjustments[2]	Combined Acquiring Fund (pro forma)
Class R6 net assets	$203,603	$161,428,709	$(264)	$161,632,048
Class R6 shares outstanding	47,555	8,268,143	(37,141)[3]	8,278,557
Class R6 net asset value per share	$4.28	$19.52		$19.52

[1]

The Target Fund and the Acquiring Fund currently have Class A, Class C, Class Y and Class R6 shares outstanding. The Target Fund also currently has Investor Class shares outstanding and the Acquiring Fund also currently has Class R and Class R5 shares outstanding.

[2]

The Target Fund is expected to incur $290,000 in Reorganization costs and will bear 100% of those costs. The Acquiring Fund is not expected to incur any Reorganization costs. As a result, Net Assets have been adjusted for the Target Fund’s expenses to be incurred in connection with the Reorganization. The Reorganization costs have been allocated among all classes of the Target Fund based on relative net assets.

[3]

Shares Outstanding have been adjusted for the accumulated change in the number of shares of the Target Fund’s shareholder accounts based on the relative value of the Target Fund’s and the Acquiring Fund’s Net Asset Value Per Share assuming the Reorganization would have taken place on October 31, 2019.

[4]	Holders of Investor Class shares of the Target Fund will receive Class A shares of the Acquiring Fund upon closing of the Reorganization.

Dissenters’ Rights

If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the Closing Date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at net asset value subject to applicable deferred sales charges and/or redemption fees (if any).

Shareholder Proposals

The Funds do not generally hold annual meetings of shareholders. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Target Fund hereafter called should send the proposal to the Target Fund at the Target Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed. If the proposed Reorganization is approved and completed for the Target Fund, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the notice requirements of the Acquiring Fund. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because compliance with certain rules under the federal securities laws is required before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at a future meeting. For a shareholder proposal to be considered at a future shareholder meeting, it must be a proper matter for consideration under applicable law.

WHERE TO FIND ADDITIONAL INFORMATION

This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements, the exhibits relating thereto and the annual and semi-annual reports filed by the Funds as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number of the Trust, which contains the Funds’ prospectuses and related SAIs, is 811-03826.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Copies of reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Funds on Form N-14 of which this Proxy Statement/Prospectus is a part) may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov. The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC.

EXHIBIT A

Outstanding Shares of the Target Fund

As of January 27, 2020, each class the Target Fund had the following number of shares outstanding:

Share Classes	Number of Shares Outstanding

A-1

EXHIBIT B

Ownership of the Target Fund

Significant Holders

Listed below are the name, address and percent ownership of each person who, as of January 27, 2020, to the best knowledge of the Trust owned 5% or more of the outstanding shares of each class of the Target Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of the Target Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. The percentage of the Acquiring Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to decline.

Name and Address	Fund	Class of Shares	Number of Shares Owned	Percent Owned of Record*
Name and Address					%

*	AIM Sector Funds (Invesco Sector Funds) has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Trustees

To the best of the knowledge of the Target Fund, the executive officers and Trustees of the Target Fund as a group beneficially owned less than 1% of each outstanding class of shares of the Target Fund as of January 27, 2020.

B-1

EXHIBIT C

Ownership of the Acquiring Fund

Significant Holders

Listed below are the name, address and percent ownership of each person who, as of January 27, 2020, to the best knowledge of the Trust owned 5% or more of the outstanding shares of each class of the Acquiring Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of the Acquiring Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. The percentage of the Acquiring Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to decline.

Name and Address	Class of Shares	Number of Shares Owned	Percent Owned of Record*
Name and Address				%

*	AIM Sector Funds (Invesco Sector Funds) has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Trustees

To the best of the knowledge of the Acquiring Fund, executive officers and Trustees of the Acquiring Fund as a group beneficially owned less than 1% of each outstanding class of shares of the Acquiring Fund as of January 27, 2020.

C-1

EXHIBIT D

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this      day of February, 2020 by and among (i) each of the Invesco open-end registered investment companies identified as a Target Entity on Exhibit A hereto (each a “Target Entity”) separately, where applicable, on behalf of its respective series identified on Exhibit A hereto (each a “Target Fund”); (ii) each of the Invesco open-end registered investment companies identified as an Acquiring Entity on Exhibit A hereto (each an “Acquiring Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each an “Acquiring Fund”); and (iii) Invesco Advisers, Inc. (“IAI”).

WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.2) of the Target Fund in exchange for the corresponding class or classes of shares (as applicable) of the Acquiring Fund identified on Exhibit A of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”);

WHEREAS, each Target Entity and each Acquiring Entity is an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATIONS

1.1.    It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.

1.2.    Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the other, each Target Entity and its corresponding Acquiring Entity agree to take the following steps with respect to their Reorganization(s), the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:

(a)    The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.2(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund shares determined in the manner set forth in Section 2.

(b)    The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 3.1 (collectively, “Assets”), but excluding any assets set forth in Schedule 1.2(b) (collectively, “Excluded Assets”). For the avoidance of doubt, any Excluded Assets shall remain the property of the Target Fund and the Acquiring Fund shall have no rights thereunder.

(c)    The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, with respect to each Target Fund separately, “Liabilities”). If prior to the Closing Date the Acquiring Entity identifies a liability that the Acquiring Entity and the Target Entity mutually agree should not be assumed by the Acquiring Fund, such liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Entity and the Target Entity at Closing and attached to this Agreement as Schedule 1.2(c) (the “Excluded Liabilities”). The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

(d)    As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.2(a), as set forth in Exhibit A, on a pro rata basis within that class, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to the

Target Fund Shareholders and liquidation of the Target Fund will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring Fund’s shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Closing Date in accordance with the Valuation Time in Section 2.1(a). At the Closing, any outstanding certificates representing shares of a Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e)    Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f)    Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(g)    Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1.    With respect to each Reorganization:

(a)    The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date using the valuation methodologies set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of trustees (“Valuation Time”). On the Closing Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 pm (Eastern time) on the Closing Date, or as soon as practicable thereafter.

(b)    The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of such class of the Acquiring Fund as of the close of business on the Closing Date.

(c)    The number of shares of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) issued in exchange for the Target Fund’s Net Assets shall be determined by dividing the value of the Net Assets of the Target Fund attributable to each class of Target Fund shares by the net asset value per share of the corresponding share class of the Acquiring Fund. All Acquiring Fund shares delivered to a Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d)    All computations of value shall be made by the Target Fund’s and the Acquiring Fund’s designated recordkeeping agent using the valuation procedures described in this Section 2.

3.	CLOSING AND CLOSING DATE

3.1.    Each Reorganization shall close on the date identified on Exhibit A or such other date as the parties may agree with respect to any or all Reorganizations (the “Closing Date”). All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 pm Eastern time or the finalization of the applicable Target Fund’s and Acquiring Fund’s net asset value on the Closing Date of that Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.

3.2.    With respect to each Reorganization:

(a)    The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred, presented and delivered by the Target Fund as of the Closing Time or as soon as practicable thereafter to the Acquiring Fund by directing that the Target Fund’s custodian (the “Custodian”) transfer and deliver them from the account of the Target Fund (the “Target Account”) to an account of the Acquiring Fund at the Custodian (the “Acquiring Account”) duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Custodian to transfer and deliver to the Acquiring Account as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be transferred from the Target Account to the Acquiring Account by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its Custodian, such as brokers’ confirmation slips.

(b)    The Target Entity shall direct the Custodian for the Target Fund to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary Taxes (as defined below) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the Custodian to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

(c)    At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall instruct its transfer agent (the “Target Transfer Agent”) to provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d)    The Target Entity shall direct the Target Transfer Agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)    In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1.    With respect to each Reorganization, the applicable Target Entity, on behalf of itself or, where applicable a Target Fund, represents and warrants to the corresponding Acquiring Entity and Acquiring Fund as follows:

(a)    The Target Entity is a statutory trust organized under the laws of the State of Delaware, validly existing and in good standing and with power under the Target Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. If the Target Fund is a separate person or entity from the Target Entity, the Target Fund is a duly established and designated separate series of the Target Entity;

(b)    The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)    No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;

(d)    Except as disclosed to the Acquiring Entity, the current prospectus and statement of additional information and current shareholder reports of the Target Fund, and, to the knowledge of the Target Fund, each prospectus and statement of additional information and shareholder reports of the Target Fund (including its predecessor, if any) used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)    The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f)    Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, (i) the Target Fund will as of the Closing Time have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, not disclosed and reflected in the value thereof, and (ii) upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to only those restrictions on the full transfer thereof when held by the Acquiring Fund as when they were held by the Target Fund (including, without limitation, such restrictions as might arise under the 1933 Act), free of adverse claims not otherwise disclosed and reflected in the value thereof (including, without limitation, assets that are segregated as collateral for the Target Fund’s derivative positions, including without limitation as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets);

(g)    Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h)    Except as set forth on Schedule 4.1(h), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund or Target Entity, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement.

(i)    The financial statements of the Target Fund (including its predecessor fund, if any) for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. To the knowledge of the Target Fund (including its predecessor fund, if any), such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)    Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(k)    On the Closing Date, all federal and other material Tax Returns (as defined below) of the Target Fund (including its predecessor fund, if any) required by law to have been filed by such date (taking into account any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Return is currently under audit and no such audit has been threatened by any Federal, state, local or foreign Tax authority; no assessment has been asserted or proposed with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Tax Returns); and adequate provision has been made in the financial statements of the Target Fund (including its predecessor fund, if any) for all Taxes in respect of all periods ended on or before the date of such financial statements. To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(l)    The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund (including its predecessor fund, if any) has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund (including its predecessor fund, if any) has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund (including its predecessor fund, if any) has paid or made provision for the payment of any tax liability under Sections 852 or 4982 of the Code for any period ended on before the Closing Date. The Target Fund (including its predecessor fund, if any) has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to it. If the Target Fund serves as a funding vehicle for variable contracts (life insurance or annuity), the Target

Fund (including its predecessor fund, if any), with respect to each of its taxable years that has ended prior to the Closing Date during which it has served as such a funding vehicle, has satisfied the diversification requirements of Section 817(h) of the Code and will continue to satisfy the requirements of Section 817(h) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date. No variable contract holder is or will be taxable on the income and gains of a Target Fund that serves as a funding vehicle for variable contracts (life insurance or annuity) pursuant to the investor control doctrine solely as a result of the manner in which such Target Fund has been managed and its business has been conducted. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder. The Target Fund (including its predecessor fund, if any), since its inception, if it is the Invesco New York Tax Free Income Fund, Invesco Oppenheimer Intermediate Term Municipal Fund, Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund, Invesco Pennsylvania Tax Free Income Fund, and Invesco California Tax-Free Income Fund has qualified to pay “exempt-interest dividends” as such term is defined in Section 852 of the Code. In order to (i) ensure continued qualification of the Target Fund for treatment as a “regulated investment company” for tax purposes and (ii) eliminate any tax liability of the Target Fund arising by reason of undistributed investment company taxable income or net capital gain, the Target Fund, will declare on or prior to the Valuation Time on the Closing Date to the shareholders of the Target Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date;

(m)    All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales by the Target Fund have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(n)    The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to any obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)    The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(p)    The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(q)    The Target Fund has no unamortized or unpaid organizational fees or expenses;

(r)    The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(s)    The Target Fund (including the Acquiring Fund as its successor) will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date (including as a result of the transactions contemplated in this Agreement); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date; and

(t)    The Target Fund has no actual or potential material liability for any Tax obligation of any taxpayer other than itself. The Target Fund (including its predecessor fund, if any) is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns except as disclosed on Schedule 4.1(u) with respect to certain state Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the primary purpose of which do not relate to Taxes).

4.2.    Each Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the corresponding Target Entity and Target Fund as follows:

(a)    The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, each with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder;

(b)    The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

(c)    No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d)    The registration statement on Form N-14 (the “N-14 Registration Statement”) and any other prospectus and/or statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)    The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquiring Fund’s prospectus and statement of additional information;

(f)    The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(g)    Except as set forth on Schedule 4.2(f), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the

Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement;

(h)    The financial statements of the Acquiring Fund (including its predecessor fund, if any) for the Acquiring Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Acquiring Fund’s prospectus or statement of additional information included in the Acquiring Fund’s registration statement on Form N-1A. To the knowledge of the Acquiring Fund, such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquiring Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)    Since the last day of the Acquiring Fund’s (including its predecessor fund, if any) most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(j)    On the Closing Date, all material Tax Returns of the Acquiring Fund (including its predecessor fund, if any) required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the financial statements of the Acquiring Fund (including its predecessor fund, if any) for all Taxes in respect of all periods ended on or before the date of such financial statements;

(k)    The Acquiring Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund (including its predecessor fund, if any) has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and has satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. If the Acquiring Fund serves as a funding vehicle for variable contracts (life insurance or annuity), the Acquiring Fund, with respect to each of its taxable years that has ended prior to the Closing Date during which it has served as such a funding vehicle, has satisfied the diversification requirements of Section 817(h) of the Code and will continue to satisfy the requirements of Section 817(h) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date. No variable contract holder is or will be taxable on the income and gains of an Acquiring Fund that serves as a funding vehicle for variable contracts (life insurance or annuity) pursuant to the investor control doctrine solely as a result of the manner in which such Acquiring Fund has been managed and its business has been conducted;

(l)    All issued and outstanding Acquiring Fund shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(m)    The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)    The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(o)    The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

(p)    The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(q)    The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by IAI or its affiliates.

4.3.    With respect to each Reorganization, the Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)    For federal income tax purposes, the fair market value of the Acquiring Fund’s shares that each Target Fund Shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b)    The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(c)    No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

5.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1.    With respect to each Reorganization:

(a)    The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

(b)    If required by applicable federal or state law or the Target Fund’s Governing Documents, the Target Entity will call a meeting of the shareholders of the Target Fund (a “Voting Target Fund”) to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein. In the event that the Target Fund does not achieve a quorum or receives insufficient votes from shareholders to approve the proposal, the meeting may be postponed or adjourned as permitted under the Target Entity’s Governing Documents, applicable law and the N-14 Registration Statement in order to permit further solicitation of proxies, for such period as is mutually agreed upon by the parties.

(c)    The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than to the Target Fund’s shareholders in accordance with the terms of this Agreement.

(d)    The Target Entity, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

(e)    Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(f)    As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all shares of the applicable class of the Acquiring Fund received at the Closing, as set forth in Section 1.2(d) hereof.

(g)    If reasonably requested by the Acquiring Fund, the Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this subsection shall be provided within such timeframes as is mutually agreed by the parties.

(h)    The Acquiring Fund and the Target Fund shall each use their best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(i)    It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to a Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

(j)    Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(k)    The Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund (including its predecessor fund, if any) for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal or Tax opinions.

(l)    The contingent deferred sales charge (“CDSC”) applicable to Class A and Class C shares of the Acquiring Fund issued in connection with the Reorganization will be calculated based on the CDSC schedule of Class A and Class C shares, respectively, of the Target Fund and, for purposes of calculating the CDSC, recipients of such Class A and Class C shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder. For purposes of calculating the automatic conversion right of holders of Class C shares of the Acquiring Fund issued in connection with the Reorganization to convert to Class A shares in accordance with the terms set forth in the Acquiring Fund’s prospectus and statement of additional information and Governing Documents, recipients of Class C shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1.    With respect to each Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)    All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)    The Acquiring Entity shall have delivered to the Target Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the

Closing Time, except as they may be affected by the transactions contemplated by this Agreement; and

(c)    The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1.    With respect to each Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)    All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)    The Target Entity shall have delivered to the Acquiring Entity on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)    If requested by the Acquiring Fund, the Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets, a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Target Fund Shareholder Documentation, (iii) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date (iv) the FIN 48 Workpapers, (v) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (vi) a statement of earnings and profits as provided in Section 5.1(g);

(d)    The Target Entity shall have delivered to the Acquiring Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Time;

(e)    The Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, each duly executed by an authorized officer of the Custodian, an authorized officer of the Target Transfer Agent or the Treasurer of the Target Entity, as applicable;

(f)    The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(g)    The Target Fund shall have declared and paid or cause to be paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date.

(h)    The Target Entity, on behalf of the Target Fund, shall have duly executed and delivered to the Acquiring Entity such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;

(i)    The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; and (ii) a certificate of an authorized signatory from the Custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received;

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring

Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.    With respect to each Voting Target Fund, if any, the Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of such Target Fund in accordance with the provisions of the Target Entity’s Governing Documents, applicable law of the State of Delaware, and the 1940 Act. Notwithstanding anything herein to the contrary, neither a Voting Target Fund nor the corresponding Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2.    The Agreement and transactions contemplated herein shall have been approved by the board of trustees of the Target Entity. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2.

8.3.    On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, or the transactions contemplated herein;

8.4.    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.5.    The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.6.    The Target Entity (on behalf of each Target Fund) and the Acquiring Entity (on behalf of each Acquiring Fund) shall have received on or before the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”) in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.6.

9.	BROKERAGE FEES AND EXPENSES

9.1.    Each Target Fund and Acquiring Fund will bear its costs associated with the Reorganization to the extent that the Fund is expected to recoup those costs within 12 months following the Reorganization as a result of reduced total annual fund operating expenses based on estimates prepared by IAI and discussed with the board of trustees of the Target and Acquiring Funds. IAI has agreed to bear the Reorganization costs of any Fund that does not meet the foregoing threshold.

10.	FINAL TAX RETURNS AND FORMS 1099 OF THE TARGET FUND

10.1.    After the Closing Date, except as otherwise agreed to by the parties, Target Entity shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by Target Entity with respect to each Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

11.1.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations by mutual agreement of the parties.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

14.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.    The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

14.3.    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4.    This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

14.5.    It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Section 9.1 hereof, shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the applicable Acquiring Entity, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Invesco Advisers, Inc.		Invesco Management Trust,
AIM Investment Funds
By:		(Invesco Investment Funds),
	Name:	AIM Investment Securities Funds
	Title:	(Invesco Investment Securities Funds),
AIM Sector Funds
(Invesco Sector Funds),
AIM Equity Funds
(Invesco Equity Funds),
AIM Tax-Exempt Funds
(Invesco Tax-Exempt Funds),
AIM Counselor Series Trust
(Invesco Counselor Series Trust),
AIM Growth Series
(Invesco Growth Series),
AIM Variable Insurance Funds
(Invesco Variable Insurance Funds),
AIM International Mutual Funds
(Invesco International Mutual Funds),
each on behalf of its respective series identified on Exhibit A hereto, as applicable

By:
Name:
Title:

EXHIBIT A

CHART OF REORGANIZATIONS

ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	CLOSING DATE
Invesco Oppenheimer Rochester® California Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Invesco California Tax-Free Income Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	[May 15, 2020]
Class A	Class A
Class A	Class C
Class Y	Class Y
Class R6	Class R6

Invesco Global Growth Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	Invesco Global Small & Mid Cap Fund Growth Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	[April 17, 2020]
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Oppenheimer International Diversified Fund, a series of AIM Growth Series (Invesco Growth Series)	Invesco International Allocation Fund, a series of AIM Growth Series (Invesco Growth Series)	[May 15, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Oppenheimer Main Street® Mid Cap Fund, a series of AIM Growth Series (Invesco Growth Series)	Invesco Mid Cap Core Equity Fund, a series of AIM Growth Series (Invesco Growth Series)	[May 15, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	CLOSING DATE
Invesco Oppenheimer Discovery Mid Cap Growth Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Invesco Mid Cap Growth Fund, a series of AIM Sector Funds (Invesco Sector Funds)	[April 17, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Oppenheimer Portfolio Series: Moderate Investor Fund, a series of AIM Growth Series (Invesco Growth Series)	Invesco Moderate Allocation Fund, a series of AIM Growth Series (Invesco Growth Series)	[May 15, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class S	Class S
Class R5	Class R5
Class R6	Class R6

Invesco Oppenheimer Rochester® Municipals Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Invesco New York Tax Free Income Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	[May 15, 2020]
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R6	Class R6

Invesco Multi-Asset Income Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Invesco Oppenheimer Capital Income Fund, a series of AIM Investment Funds (Invesco Investment Funds)	[April 17, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	CLOSING DATE
Invesco Multi-Asset Income Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Invesco Oppenheimer Global Multi-Asset Income Fund, a series of AIM Investment Funds (Invesco Investment Funds)	[April 17, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Dividend Income Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Invesco Oppenheimer Dividend Opportunity Fund, a series of AIM Equity Funds (Invesco Equity Funds)	[April 17, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Dividend Income Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Invesco Oppenheimer Equity Income Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	[April 17, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Government Money Market Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Oppenheimer Government Cash Reserves Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	[May 15, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class R6

ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	CLOSING DATE
Invesco Intermediate Term Municipal Income Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Invesco Oppenheimer Intermediate Term Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	[May 15, 2020]
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R6	Class R6

Invesco Short Term Bond Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Oppenheimer Limited-Term Bond Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	[May 15, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Quality Income Fund, a series of AIM Growth Series (Invesco Growth Series)	Invesco Oppenheimer Limited-Term Government Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	[May 15, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Global Infrastructure Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Invesco Oppenheimer Global Infrastructure Fund, a series of AIM Investment Funds (Invesco Investment Funds)	[April 17, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	CLOSING DATE
Invesco American Value Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Invesco Oppenheimer Mid Cap Value Fund, a series of AIM Growth Series (Invesco Growth Series)	[April 17, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Real Estate Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Oppenheimer Real Estate Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	[April 17, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Short Duration High Yield Municipal Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	[May 15, 2020]
Class A	Class A
Class C	Class C
Class Y	Class Y

Invesco Small Cap Value Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Invesco Oppenheimer Small Cap Value Fund, a series of AIM Sector Funds (Invesco Sector Funds)	[May 15, 2020]
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class R6

Invesco Conservative Income Fund, a series of Invesco Management Trust	Invesco Oppenheimer Ultra-Short Duration Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	[May 15, 2020]
Class Y	Class A
Class Y	Class Y
Class R6	Class R6

ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	CLOSING DATE
Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Invesco Pennsylvania Tax Free Income Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	[May 15, 2020]
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R6	Class R6

Invesco Small Cap Growth Fund, a series of AIM Growth Series (Invesco Growth Series)	Invesco Small Cap Discovery Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	[May 15, 2020]
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R5	Class R5
Class R6	Class R6

Invesco Technology Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Invesco Technology Sector Fund, a series of AIM Sector Funds (Invesco Sector Funds)	[April 17, 2020]
Class A	Class A
Class C	Class C
Class Y	Class Y

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco V.I. Mid Cap Growth Fund, a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	[April 30, 2020]
Series I	Series I
Series II	Series II

Invesco Oppenheimer Gold & Special Minerals Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Invesco Gold & Precious Metals Fund, a series of AIM Sector Funds (Invesco Sector Funds)	[May 15, 2020]
Class A	Class A
Class A	Investor Class
Class C	Class C
Class Y	Class Y
Class R6	Class R6

Schedule 1.2(b)

Excluded Assets

[None]

Schedule 1.2(c)

Excluded Liabilities

[None]

Schedule 4.1(h)

Target Fund Litigation, Administrative Proceedings and Investigations

Schedule 4.1(u)

Target Fund Tax Returns

Schedule 4.2(f)

Acquiring Fund Litigation, Administrative Proceedings and Investigations

Schedule 8.6

Tax Opinions

(i)    The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii)    No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii)    No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

(iv)    No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v)    The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi)    The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii)    No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

(viii)    The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)    The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)    For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

EXHIBIT E

Financial Highlights

The financial highlight tables are intended to help you understand the Target Fund’s and Acquiring Fund’s financial performance for the past five fiscal years and are included in the Target Fund’s and Acquiring Fund’s prospectuses which are each incorporated herein by reference. The financial highlights table below provides additional information for the most recent six-month (for the Target Fund) and four-month (for the Acquiring Fund) semi-annual reporting period for the Target Fund and Acquiring Fund, and is unaudited. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Target Fund – Invesco Gold & Precious Metals Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A 6 months ended 10/31/19	$3.33	$(0.02)	$0.85	$0.83	$—	$4.16	24.92%	$110,719	1.52	%(d)	1.52	%(d)	(1.09	)%(d)	9%
Class C 6 months ended 10/31/19	$3.32	$(0.04)	$0.85	$0.81	$—	$4.13	24.40%	$17,449	2.27	%(d)	2.27	%(d)	(1.84	)%(d)	9%
Class Y 6 months ended 10/31/19	$3.41	$(0.02)	$0.87	$0.85	$—	$4.26	24.93%	$35,105	1.27	%(d)	1.27	%(d)	(0.84	)%(d)	9%
Investor Class 6 months ended 10/31/19	$3.35	$(0.02)	$0.85	$0.83	$—	$4.18	24.78%	$60,388	1.52	%(d)	1.52	%(d)	(1.09	)%(d)	9%
Class R6 6 months ended 10/31/19	$3.42	$(0.01)	$0.87	$0.86	$—	$4.28	25.15%	$204	1.01	%(d)	1.01	%(d)	(0.58	)%(d)	9%

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $105,319, $16,501, $33,921, $58,490 and $168 for Class A, Class C, Class Y, Investor Class and Class R6 shares, respectively.

Acquiring Fund – Invesco Oppenheimer Gold & Special Minerals Fund (Consolidated)

	Class A 4 months ended 10/31/19	Class C 4 months ended 10/31/19	Class Y 4 months ended 10/31/19	Class R6 4 months ended 10/31/19
Per Share Operating Data
Net asset value, beginning of period	$17.87	$16.20	$17.88	$18.03

Income (loss) from investment operations:
Net investment income (loss)[1]	$(0.01)	$(0.05)	$0.01	$0.02
Net realized and unrealized gain (loss)	$1.46	$1.33	$1.46	$1.47
Total from investment operations	$1.45	$1.28	$1.47	$1.49

Dividends and/or distributions to shareholders:
Dividends from net investment income	$0.00	$0.00	$0.00	$0.00
Distributions from net realized gain	$0.00	$0.00	$0.00	$0.00
Total dividends and/or distributions to shareholders	$0.00	$0.00	$0.00	$0.00

Net asset value, end of period	$19.32	$17.48	$19.35	$19.52

Total Return, at Net Asset Value[2]	8.11%	7.90%	8.22%	8.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$603,562	$92,048	$295,280	$161,429

Average net assets (in thousands)	$586,615	$93,122	$275,508	$153,327

Ratios to average net assets[3]:
Net investment income (loss)	(0.15)%	(0.90)%	0.10%	0.28%
Expenses excluding specific expenses listed below	1.22%	1.98%	0.98%	0.75%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%
Total expenses[4]	1.22%	1.98%	0.98%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	1.92%	0.92%	0.75%[5]

Portfolio turnover rate[6]	19%	19%	19%	19%

1.	Per share amounts calculated based on the average shares outstanding during the period.
2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Annualized for periods less than one full year.
4.	Total expenses including indirect expenses from affiliated fund fees and expenses for the four months ended October 31, 2019 were as follows:

Class A	1.22%
Class C	1.98%
Class Y	0.98%
Class R6	0.75%

5.	Waiver was less than 0.005%.
6.	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

Part B

STATEMENT OF ADDITIONAL INFORMATION

[February     ], 2020

To the

Registration Statement on Form N-14 Filed by:

AIM Sector Funds (Invesco Sector Funds)

On behalf of Invesco Oppenheimer Gold & Special Minerals Fund

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

1-800- 959-4246

Relating to the April 24 , 2020 Special Meeting of Shareholders of the Invesco Gold & Precious Metals Fund

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [February     ], 2020, relating specifically to the Special Meeting of Shareholders of the Invesco Gold & Precious Metals Fund to be held on April 24, 2020 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by calling (800) 959-4246. You can also access this information at www.invesco.com/us.

General Information

This Statement of Additional Information relates to (a) the proposed transfer of the assets and assumption of liabilities of the Invesco Gold & Precious Metals Fund (the “Target Fund”) by the Invesco Oppenheimer Gold & Special Minerals Fund (the “Acquiring Fund”) in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the corresponding class to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund, and the cancellation of the outstanding shares of the Target Fund. Further information is included in the Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this Statement of Additional Information.

The Target Fund and the Acquiring Fund are each a series of AIM Sector Funds (Invesco Sector Funds).

Incorporation of Documents by Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

1.    Statement of Additional Information dated October 28, 2019, for AIM Sector Funds (Invesco Sector Funds) with respect to Invesco Oppenheimer Gold & Special Minerals Fund (filed via EDGAR on October 25, 2019, Accession No. 0001193125-19-274825) (“Invesco Oppenheimer Gold & Special Minerals Fund SAI”).

2.    Supplement dated December 13, 2019 to Invesco Oppenheimer Gold & Special Minerals Fund SAI (filed via EDGAR on December 13, 2019, Accession No. 0001193125-19-313416).

3.    The unaudited financial statements included in the AIM Sector Funds (Invesco Sector Funds) Semi-Annual Report to Shareholders for the fiscal period ended October 31, 2019, with respect to Invesco Oppenheimer Gold & Special Minerals Fund (filed via EDGAR on January 3, 2020, Accession No. 0001193125-20-001325).

4.    The audited financial statements and related report of the independent public accounting firm included in the AIM Sector Funds (Invesco Sector Funds) Annual Report to Shareholders for the fiscal year ended June 30, 2019, with respect to Invesco Oppenheimer Gold & Special Minerals Fund (filed via EDGAR on September 6, 2019, Accession No. 0001193125-19-239817).

5.    The audited financial statements and related report of the independent public accounting firm included in the Annual Report to Shareholders for the fiscal year ended June 30, 2018, with respect to Oppenheimer Gold & Special Minerals Fund (filed via EDGAR on August 27, 2018, Accession No. 0001193125-18-258783).

6.    Statement of Additional Information and Supplement to the Statement of Additional Information dated August 28, 2019, for AIM Sector Funds (Invesco Sector Funds) with respect to Invesco Gold & Precious Metals Fund (filed via EDGAR on August 27, 2019, Accession No. 0001193125-19-230919) (“Invesco Gold & Precious Metals Fund SAI”).

7.    Supplement dated October 25, 2019 to Invesco Gold & Precious Metals Fund SAI (filed via EDGAR on October 25, 2019, Accession No. 0001193125-19-274835).

8.    Supplement dated December 10, 2019 to Invesco Gold & Precious Metals Fund SAI (filed via EDGAR on December 10, 2019, Accession No. 0001193125-19-310055).

9.    Supplement dated December 13, 2019 to Invesco Gold & Precious Metals Fund SAI (filed via EDGAR on December 13, 2019, Accession No. 0001193125-19-313416).

10.     Supplement dated December 13, 2019 to Invesco Gold & Precious Metals Fund SAI (filed via EDGAR on December 13, 2019, Accession No. 0001193125-19-313343).

11.    The unaudited financial statements included in the AIM Sector Funds (Invesco Sector Funds) Semi-Annual Report to Shareholders for the fiscal period ended October 31, 2019, with respect to Invesco Gold & Precious Metals Fund (filed via EDGAR on January 3, 2020, Accession No. 0001193125-20-001325).

12.    The audited financial statements and related report of the independent public accounting firm included in the AIM Sector Funds (Invesco Sector Funds) Annual Report to Shareholders for the fiscal year ended April 30, 2019, with respect to Invesco Gold & Precious Metals Fund (filed via EDGAR on July 8, 2019, Accession No. 0001193125-19-190272).

Pro Forma Financial Information

Pro Forma Financial Information

Invesco Gold & Precious Metals Fund into Invesco Oppenheimer Gold & Special Minerals Fund

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and the corresponding Acquiring Fund, each as identified below, for the twelve month period ended October 31, 2019. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 - Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Agreement”) as of the beginning of the period as indicated below in the table.

Target Fund	Acquiring Fund	12 Month Period Ended
Invesco Gold & Precious Metals Fund	Invesco Oppenheimer Gold & Special Minerals Fund	October 31, 2019

Basis of Pro Forma Financial Information

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Target Fund and the Acquiring Fund are both series of a registered open-end management investment company that issues its shares in separate series. The Reorganization would be accomplished by (a) the transfer of the assets and the assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund, (b) the distribution of such shares of the corresponding class to Target Fund shareholders, and (c) the distribution of shares in complete liquidation of the Target Fund and the cancellation of the outstanding shares of the Target Fund. The table below shows the class and shares that Target Fund shareholders would have received if the Reorganization were to have taken place on the period ended date in Note 1.

Target Fund Share Class	Shares Exchanged	Acquiring Fund Share Class
Class A	5,728,900	Class A
Class C	996,980	Class C
Class Y	1,810,467	Class Y
Investor Class	3,120,431	Class A
Class R6	10,414	Class R6

Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Fund, and the results of operations of the Acquiring Fund for pre-reorganization periods will not be restated. All securities held by the Target Fund comply with investment objectives, strategies and restrictions of the Acquiring Fund at period ended date in Note 1.

Note 2 – Net Assets

The table below shows the net assets of the Target Fund, the Acquiring Fund and the Pro Forma Combined Fund net assets as of the dates indicated.

Fund	Net Assets	As-of Date
Invesco Gold & Precious Metals Fund (Target Fund)	$223,573,845	October 31, 2019
Invesco Oppenheimer Gold & Special Minerals Fund (Acquiring Fund)	$1,276,151,064	October 31, 2019
Invesco Oppenheimer Gold & Special Minerals Fund (Pro Forma Combined)	$1,499,724,909	October 31, 2019

Note 3 – Pro Forma Adjustments

The table below reflects adjustments to expenses needed for the Pro Forma Combined Fund as if the Reorganization had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Expense Category	Increase (decrease) in expense
Advisory fees (1)	$(608,000)
Distribution fees (2)	(79,000)
Professional fees (3)	(54,000)
Trustees’ and officer’s fees and benefits (4)	(20,000)
Fee waiver and/or expense reimbursements (1)	364,000

(1)

Under the terms of the investment advisory contract of the Acquiring Fund, the advisory fees have been adjusted to reflect the new advisory fee rate schedule effective upon the closing of the Reorganization for the Acquiring Fund based on pro forma combined net assets. Correspondingly, advisory fee waivers have been adjusted to reflect the contractual agreement by Invesco Advisers, Inc., the Acquiring Fund’s investment adviser (the “Adviser”), to waive advisory fees and/or reimburse expenses as part of the contractual expense limitation agreement of the Acquiring Fund. Upon closing of the Reorganization, the Adviser for the Acquiring Fund has contractually agreed through at least May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding certain items discussed below) of Class A, Class C, Class Y, and Class R6 shares to 1.17%, 1.92%, 0.92%, and 0.75%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

(2)	Under the terms of the master distribution agreement of the Acquiring Fund, distribution fees have been adjusted to reflect the current expenses of Class A shares.
(3)	Professional fees were reduced to eliminate the effects of duplicative fees for audit and legal services.
(4)	Trustees’ and officer’s fees and benefits were reduced to eliminate the effects of duplicative fixed costs of retainer and meeting fees.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code.

Note 4 – Security Valuation Policy

Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 5 – Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Gold & Precious Metals Fund (Target Fund)	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$207,840,732	$12,515,722	$440,416	$220,796,870
Money Market Funds	1,867,281	—	—	1,867,281

Total Investments in Securities	$209,708,013	$12,515,722	$440,416	$222,664,151

Invesco Oppenheimer Gold & Special Minerals Fund (Acquiring Fund)	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$880,680,100	$384,853,173	$—	$1,265,533,273
Money Market Funds	13,749,804	—	—	13,749,804

Total Investments	$894,429,904	$384,853,173	$—	$1,279,283,077

Other Investments - Liabilities
Options Written, at value	$—	$(1,516,279)	$—	$(1,516,279)

Total Investments in Securities	$894,429,904	$383,336,894	$—	$1,277,766,798

Invesco Oppenheimer Gold & Special Minerals Fund (Pro Forma Combined)	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,088,520,832	$397,368,895	$440,416	$1,486,330,143
Money Market Funds	15,617,085	—	—	15,617,085

Total Investments in Securities	$1,104,137,917	$397,368,895	$440,416	$1,501,947,228

Other Investments - Liabilities
Options Written, at value	$—	$(1,516,279)	$—	$(1,516,279)

Total Investments	$1,104,137,917	$395,852,616	$440,416	$1,500,430,949

Note 6 – Reorganization Costs

The Target Fund is expected to incur an estimated $290,000 in Reorganization costs and will bear 100% of these costs. These costs represent the estimated non-recurring expenses of the Target Fund carrying out its obligations under the Agreement and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the proposed Reorganization. The Acquiring Fund is not expected to incur any expenses in connection with the Reorganization. The pro forma financial information has been adjusted for the Target Fund’s expenses to be incurred in connection with the Reorganization.

Note 7 - Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 8 – Tax Information

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

At April 30, 2019, the Target Fund had a capital loss carryforward of approximately $197,089,252.

At June 30, 2019, the Acquiring Fund had a capital loss carryforward of approximately $1,505,053,538. For additional information regarding capital loss limitations, please see the section entitled “Federal Income Tax Considerations” in the Proxy Statement/Prospectus filed in the Form N-14 registration statement with the Securities and Exchange Commission.

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INVESCO GOLD & PRECIOUS METALS FUND (the “Fund’) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2020

The undersigned, revoking prior proxies, hereby appoints [Melanie Ringold, Elizabeth Nelson, Jeffrey H. Kupor, Taylor V. Edwards, Joseph C. Benedetti, Louis Ducote and Sheri S. Morris], and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Invesco Gold & Precious Metals Fund (the “Fund”) to be held at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, on April 24, 2020 at 1:00 p.m., Central Time, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement/Prospectus, which have been received by the undersigned.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT/PROSPECTUS, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

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IGP_31039_120219

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  1.  To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Invesco Gold & Precious Metals Fund into the Invesco Oppenheimer Gold & Special Minerals Fund, each a series of AIM Sector Funds (Invesco Sector Funds).

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PART C

OTHER INFORMATION

Item 15.	Indemnification

Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant’s Third Amended and Restated Agreement and Declaration of Trust, as amended and Article VIII of its Second Amended and Restated Bylaws, and are hereby incorporated by reference. See Items 16(1) and (2) below. Under the Third Amended and Restated Agreement and Declaration of Trust, effective as of April 11, 2017, as amended (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant’s Second Amended and Restated Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers, with limits up to $100,000,000 an additional; $40,000,000 of excess coverage (plus an additional $30,000,000 limit that applies to independent directors/trustees only).

Section 16 of the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc. (Invesco) provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Invesco or any of its officers, directors or employees, that Invesco shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of Invesco to any series of the Registrant shall not automatically impart liability on the part of Invesco to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

Section 10 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the Sub-Advisory Contract) between Invesco, on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Canada Ltd., Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc., and a separate Sub-Advisory Agreement with each of Invesco Capital Management LLC, India Asset Management (India) Private Limited and OppenheimerFunds, Inc. (each a Sub-Adviser, collectively the Sub-Advisers) provides that the Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance by the Sub-Adviser of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under the Sub-Advisory Contract.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)(a)	(1) Third Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective April 11, 2017.(34)

(2) Amendment No. 1, dated January 26, 2018, to the Third Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective April 11, 2017.(36)

(3) Amendment No. 2, dated January 16, 2019, to the Third Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective April 11, 2017.(39)

(4) Amendment No. 3, dated March 27, 2019, to the Third Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective April 11, 2017. (39)

(5) Amendment No. 4, dated September 17, 2019, to the Third Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective April 11, 2017. (45)

(2)	Second Amended and Restated Bylaws of Registrant, adopted effective October 26, 2016.(32)

(3)	Voting Trust Agreements — None.

(4)	Form of Agreement and Plan of Reorganization by and among the Registrant, on behalf of certain series portfolios, dated February [ ], 2020 is attached to the Proxy Statement/Prospectus contained in the Registration Statement.

(5)	Articles II, VI, VII, VIII and IX of the Third Amended and Restated Agreement and Declaration of Trust, as amended and Articles IV, V and VI of the Second Amended and Restated Bylaws define rights of holders of shares.

(6)(a)	(1) Master Investment Advisory Agreement, dated November 25, 2003 between Registrant and A I M Advisors, Inc.(1)

(2) Amendment No. 1, dated October 15, 2004, to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(2)

(3) Amendment No. 2, dated July 18, 2005, to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(3)

(4) Amendment No. 3, dated January 1, 2010, to Master Investment Advisory Agreement between Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc., formerly A I M Advisors, Inc.(12)

(5) Amendment No. 4, dated February 12, 2010, to Master Investment Advisory Agreement between Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc.(13)

(6) Amendment No. 5, dated April 30, 2010, to Master Investment Advisory Agreement between Registrant and Invesco Advisers, Inc.(13)

(7) Amendment No. 6, dated May 23, 2011, to Master Investment Advisory Agreement between Registrant and Invesco Advisers, Inc.(20)

(8) Amendment No. 7, dated December 19, 2011, to Master Investment Advisory Agreement between Registrant and Invesco Advisers, Inc.(22)

(9) Amendment No. 8, dated September 24, 2012, to Master Investment Advisory Agreement between Registrant and Invesco Advisers, Inc.(25)

(10) Amendment No. 9, dated February 6, 2013, to Master Investment Advisory Agreement between Registrant and Invesco Advisers, Inc.(26)

(11) Amendment No. 10, dated July 15, 2013, to Master Investment Advisory Agreement between Registrant and Invesco Advisers, Inc.(28)

(12) Amendment No. 11, dated May 24, 2019, to Master Investment Advisory Agreement between Registrant and Invesco Advisers, Inc.(38)

(13) Amendment No. 12, dated October 30, 2019, to Master Investment Advisory Agreement between Registrant and Invesco Advisers, Inc. (45)

(b)	(1) Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008, between Invesco Aim Advisors, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc.(8)

(2) Amendment No. 1, dated January 1, 2010, to Master Intergroup Sub-Advisory Contract for Mutual Funds, between Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc. on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd.(12)

(3) Amendment No. 2, dated February 12, 2010, to Master Intergroup Sub-Advisory Contract for Mutual Funds, between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd.(13)

(4) Amendment No. 3, dated April 30, 2010, to Master Intergroup Sub-Advisory Contract for Mutual Funds, between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd.(13)

(5) Amendment No. 4, dated December 19, 2011, to Master Intergroup Sub-Advisory Contract for Mutual Funds, between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd.(22)

(6) Amendment No. 5, dated September 24, 2012, to Master Intergroup Sub-Advisory Contract for Mutual Funds, between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd.(25)

(7) Amendment No. 6, dated February 6, 2013, to Master Intergroup Sub-Advisory Contract for Mutual Funds, between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd.(26)

(8) Amendment No. 7, dated July 15, 2013, to Master Intergroup Sub-Advisory Contract for Mutual Funds, between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd.(28)

(9) Termination Agreement dated January 16, 2015, between Invesco Advisers, Inc., and Invesco Australia Limited. (29)

(10) Amendment No. 8, dated May 24, 2019, to Master Intergroup Sub-Advisory Contract for Mutual Funds, between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd.(39)

(c)	(1) Sub-Advisory Contract dated April 11, 2017 between Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited.(42)

(2) Amendment No. 1, dated December 15, 2017, to the Sub-Advisory Contract dated April 11, 2017 between Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited. (42)

(3) Amendment No. 2, dated December 18, 2017, to the Sub-Advisory Contract dated April 11, 2017 between Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited. (42)

(4) Amendment No. 3, dated April 30, 2018, to the Sub-Advisory Contract dated April 11, 2017 between Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited. (42)

(5) Amendment No. 4, dated November 1, 2018, to the Sub-Advisory Contract dated April 11, 2017 between Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited. (42)

(6) Amendment No. 5, dated May 24, 2019, to the Sub-Advisory Contract dated April 11, 2017 between Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited. (40)

(7) Amendment No. 6, dated August 15, 2019, to the Sub-Advisory Contract dated April 11, 2017 between Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited. (41)

(8) Amendment No. 7, dated October 30, 2019, to Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited dated April 11, 2017. (44)

(9) Amendment No. 8, dated November 18, 2019, to Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited dated April 11, 2017. (44)

(d)	(1) Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011.(42)

(2) Amendment No. 1, dated July 30, 2012, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011.(42)

(3) Amendment No. 2, dated September 25, 2012, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011. (42)

(4) Amendment No. 3, dated February 25, 2013, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011.(42)

(5) Amendment No. 4, dated December 16, 2013, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011.(42)

(6) Amendment No. 5, dated April 22, 2014, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011.(42)

(7) Amendment No. 6, dated June 26, 2014, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011.(42)

(8) Amendment No. 7, dated October 14, 2014, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011.(42)

(9) Amendment No. 8, dated September 30, 2015, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011.(42)

(10) Amendment No. 9, dated December 21, 2015, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011.(42)

(11) Amendment No. 10, dated June 30, 2016, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011.(42)

(12) Amendment No. 11, dated July 1, 2016, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011.(42)

(13) Amendment No. 12, dated July 27, 2016, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011.(42)

(14) Amendment No. 13, dated October 28, 2016, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011.(42)

(15) Amendment No. 14, dated February 27, 2017, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011.(42)

(16) Amendment No. 15, dated April 11, 2017, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011. (42)

(17) Amendment No. 16, dated December 15, 2017, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011. (42)

(18) Amendment No. 17, dated December 18, 2017, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011. (42)

(19) Amendment No. 18, dated April 30, 2018, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management LLC dated December 14, 2011. (42)

(20) Amendment No. 19, dated November 1, 2018, to the to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated December 14, 2011. (42)

(21) Amendment No. 20, dated May 24, 2019, to the to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated December 14, 2011. (40)

(22) Amendment No. 21, dated August 15, 2019, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated December 14, 2011. (41)

(23) Amendment No. 22, dated October 30, 2019, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management, LLC dated December 14, 2011.(43)

(24) Amendment No. 23, dated November 11, 2019, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management, LLC dated December 14, 2011.(44)

(e)	(1) Sub-Advisory Contract – Invesco Advisers, Inc. and OppenheimerFunds, Inc. dated May 24, 2019.(39)

(2) Amendment No. 1, dated August 15, 2019, Sub-Advisory Contract – Invesco Advisers, Inc. and OppenheimerFunds, Inc. dated May 24, 2019. (39)

(f)	Sub-Advisory Contract – Invesco Advisers, Inc. and Pictet Asset Management SA dated May 24, 2019. (39)

(7)(a)	(1) Master Distribution Agreement, effective July 1, 2014.(28)

(2) Amendment No. 1, dated October 14, 2014, to the Master Distribution Agreement, effective July 1, 2014.(29)

(3) Amendment No. 2, dated January 30, 2015, to the Master Distribution Agreement, effective July 1, 2014.(29)

(4) Amendment No. 3, dated April 30, 2015, to the Master Distribution Agreement, effective July 1, 2014.(29)

(5) Amendment No. 4, dated June 15, 2015, to the Master Distribution Agreement, effective July 1, 2014.(29)

(6) Amendment No. 5, dated September 30, 2015, to the Master Distribution Agreement, effective July 1, 2014.(30)

(7) Amendment No. 6, dated December 21, 2015, to the Master Distribution Agreement, effective July 1, 2014.(30)

(8) Amendment No. 7, dated February 26, 2016, to the Master Distribution Agreement, effective July 1, 2014.(30)

(9) Amendment No. 8, dated April 29, 2016, to the Master Distribution Agreement, effective July 1, 2014.(30)

(10) Amendment No. 9, dated June 20, 2016, to the Master Distribution Agreement, effective July 1, 2014.(30)

(11) Amendment No. 10, dated June 28, 2016, to the Master Distribution Agreement, effective July 1, 2014.(30)

(12) Amendment No. 11, dated July 1, 2016, to the Master Distribution Agreement, effective July 1, 2014.(30)

(13) Amendment No. 12, dated July 27, 2016, to the Master Distribution Agreement, effective July 1, 2014.(30)

(14) Amendment No. 13, dated October 28, 2016, to the Master Distribution Agreement, effective July 1, 2014.(32)

(15) Amendment No. 14, dated December 1, 2016, to the Master Distribution Agreement, effective July 1, 2014.(32)

(16) Amendment No. 15, dated February 27, 2017, to the Master Distribution Agreement, effective July 1, 2014.(33)

(17) Amendment No. 16, dated December 15, 2017, to the Master Distribution Agreement, effective July 1, 2014.(36)

(18) Amendment No. 17, dated December 18, 2017, to the Master Distribution Agreement, effective July 1, 2014.(36)

(19) Amendment No. 18, dated April 30, 2018, to the Master Distribution Agreement, effective July 1, 2014.(36)

(20) Amendment No. 19, dated July 26, 2018, to the Master Distribution Agreement, effective July 1, 2014. (39)

(21) Amendment No. 20, dated November 1, 2018, to the Master Distribution Agreement, effective July 1, 2014. (39)

(22) Amendment No. 21, dated May 24, 2019, to the Master Distribution Agreement, effective July 1, 2014. (39)

(23) Amendment No. 22, dated August 15, 2019, to the Master Distribution Agreement, effective July 1, 2014. (39)

(24) Amendment No. 23, dated October 30, 2019, to the Master Distribution Agreement, effective July 1, 2014. (43)

(25) Amendment No. 24, dated November 18, 2019, to the Master Distribution Agreement, effective July 1, 2014. (43)

(b)	Form of Selected Dealer Agreement between Invesco Aim Distributors, Inc. and selected dealers.(10)

(c)	Form of Bank Selling Group Agreement between Invesco Aim Distributors, Inc. and banks.(10)

(8)(a)	Form of Invesco Funds Retirement Plan for Eligible Directors/Trustees, as approved by the Board of Directors/Trustees on December 31, 2013.(28)

(b)	(1) Form of Invesco Funds Trustee Deferred Compensation Agreement, as approved by the Board of Directors/Trustees on December 31, 2011.(29)

(2) Form of Amendment to Form of Invesco Funds Trustee Deferred Compensation Agreement, as approved by the Board of Directors/Trustees on December 31, 2011.(30)

(9)	Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated June 1, 2018.(39)

(10)(a)	(1) Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016.(30)

(2) Amendment No. 1, dated July 1, 2016, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016.(30)

(3) Amendment No. 2, dated July 27, 2016, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016.(30)

(4) Amendment No. 3, dated September 1, 2016, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016.(34)

(5) Amendment No. 4, dated October 28, 2016, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016.(34)

(6) Amendment No. 5, dated December 1, 2016, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016.(34)

(7) Amendment No. 6, dated February 27, 2017, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016.(34)

(8) Amendment No. 7, dated June 9, 2017, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016.(35)

(9) Amendment No. 8, dated December 15, 2017, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016.(36)

(10) Amendment No. 9, dated December 18, 2017, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016.(36)

(11) Amendment No. 10, dated April 2, 2018, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016. (36)

(12) Amendment No. 11, dated April 30, 2018, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016.(36)

(13) Amendment No. 12, dated July 26, 2018, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016.(36)

(14) Amendment No. 13, dated November 1, 2018, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016. (39)

(15) Amendment No. 14, dated May 24, 2019, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016. (39)

(16) Amendment No. 15, dated September 17, 2019, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016. (43)

(17) Amendment No. 16, dated October 30, 2019, to the Third Amended and Restated Distribution Plan (Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust) (Compensation), effective July 1, 2016. (43)

(b)	(1) Second Amended and Restated Distribution Plan (Class A, AX, C, CX, Investor Class, R and RX Shares) (Reimbursement), effective July 1, 2015.(29)

(2) Amendment No. 1, dated June 20, 2016, to the Second Amended and Restated Distribution Plan (Class A, AX, C, CX, Investor Class, R and RX Shares) (Reimbursement), effective July 1, 2015.(30)

(3) Amendment No. 2, dated June 28, 2016, to the Second Amended and Restated Distribution Plan (Class A, AX, C, CX, Investor Class, R and RX Shares) (Reimbursement), effective July 1, 2015.(30)

(4) Amendment No. 3, dated July 26, 2016, to the Second Amended and Restated Distribution Plan (Class A, AX, C, CX, Investor Class, R and RX Shares) (Reimbursement), effective July 1, 2015.(36)

(c)	(1) Twenty-Fourth Amended and Restated Multiple Class Plan of The Invesco Family of Funds®, effective December 12, 2001, as further amended and restated July 30, 2018. (39)

(2) Multiple Class Plan of the Invesco Oppenheimer Funds, effective May 24, 2019. (41)

(d)	Distribution and Service Plan (Class C and R Shares of Invesco Oppenheimer Funds) (Compensation) dated December 14, 2018. (39)

(e)	Service Plan (Class A Shares of Invesco Oppenheimer Funds) (Reimbursement) dated December 14, 2018. (39)

(11)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP. (*)

(12)	Opinion of Stradley Ronon Stevens & Young, LLP, supporting the tax matters and consequences to shareholders will be filed by Post-Effective Amendment.

(13)(a)	(1) Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.(16)

(2) Amendment No. 1, dated March 16, 2011, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.(19)

(3) Amendment No. 2, dated July 1, 2011, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.(21)

(4) Amendment No. 3, dated September 24, 2012, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.(25)

(5) Amendment No. 4, dated January 1, 2014, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.(28)

(6) Amendment No. 5, dated June 9, 2017, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.(35)

(7) Amendment No. 6, dated January 26, 2018, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.(36)

(8) Notice to Transfer Agent dated May 24, 2019, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc. (39)

(b)	(1) Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and AIM Advisors, Inc.(6)

(2) Amendment No. 1, dated January 1, 2010, to the Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc.(12)

(3) Amendment No. 2, dated February 12, 2010, to the Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and Invesco Advisers, Inc.(13)

(4) Amendment No. 3, dated April 30, 2010, to the Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and Invesco Advisers, Inc.(13)

(5) Amendment No. 4, dated December 19, 2011, to the Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and Invesco Advisers, Inc.(22)

(6) Amendment No. 5, dated July 1, 2012, to the Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and Invesco Advisers, Inc.(24)

(7) Amendment No. 6, dated September 24, 2012, to the Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and Invesco Advisers, Inc.(25)

(8) Amendment No. 7, dated February 6, 2013, to the Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and Invesco Advisers, Inc.(26)

(9) Amendment No. 8, dated July 15, 2013, to the Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and Invesco Advisers, Inc.(28)

(10) Amendment No. 9, dated January 1, 2019, to the Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and Invesco Advisers, Inc. (39)

(11) Amendment No. 10, dated May 24, 2019, to the Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and Invesco Advisers, Inc. (39)

(12) Amendment No. 11, dated October 30, 2019, to the Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and Invesco Advisers, Inc. (45)

(c)		Eighth Amended and Restated Memorandum of Agreement regarding securities lending, dated July 1, 2014, between Registrant, with respect to all Funds, and Invesco Advisers, Inc.(28)

(d)		Memorandum of Agreement regarding advisory fee waivers, dated as of July 1, 2019, between Registrant and Invesco Advisers, Inc.(39)

(e)		Memorandum of Agreement regarding expense limitations, dated as of December 9, 2019, between Registrant and Invesco Advisers, Inc.(44)

(f)		Interfund Lending Agreement dated December 12, 2016, between Registrant and Invesco Advisers, Inc.(33)

(14)	(a)	Consent of PricewaterhouseCoopers, LLP. (*)

	(b)	Consent of KPMG LLP. (*)

(15)		Omitted Financial Statements – Not Applicable.

(16)		Power of Attorney.(*)

(17)(a)		Agreement concerning Initial Capital Investment in Portfolios of the Registrant dated June 1, 2010, for Class B and C Shares of Invesco U.S. Mid Cap Value Fund, Class B and C Shares of Invesco U.S. Small Cap Value Fund, Class B and C Shares of Invesco U.S. Small/Mid Cap Value Fund, Class B and C Shares of Invesco Value II Fund, Institutional Class Shares of Invesco Van Kampen American Value Fund, Institutional Class Shares of Invesco Van Kampen Capital Growth Fund, Institutional Class Shares of Invesco Van Kampen Comstock Fund, Institutional Class Shares of Invesco Van Kampen Mid Cap Growth Fund, Institutional Class Shares of Invesco Van Kampen Technology Fund.(14)

(b)		(1) Invesco Advisers, Inc. Code of Ethics, amended January 1, 2019, relating to Invesco Advisers, Inc. and any of its subsidiaries.(39)

(2) Invesco UK Code of Ethics, dated February 1, 2019, relating to Invesco Asset Management Limited.(39)

(3) Invesco Ltd. Code of Conduct, dated October 2019, relating to Invesco Asset Management (Japan) Limited.(44)

(4) Invesco Hong Kong Limited Code of Ethics dated November 2018, relating to Invesco Hong Kong Limited.(39)

(5) Invesco Ltd. Code of Conduct, dated October 2019, relating to Invesco Canada Ltd.(44)

(6) Invesco EMEA (ex UK) Employees Code of Ethics dated 2018, relating to Invesco Asset Management Deutschland (GmbH).(39)

(7) Invesco Senior Secured Management Code of Ethics Policy revised August 2018 and Invesco Advisers, Inc. Code of Ethics, amended January 1, 2019.(39)

(8) Invesco Capital Management, LLC (formerly Invesco PowerShares Capital Management, LLC) Code of Ethics amended January 1, 2019.(42)

(9) Invesco Asset Management (India) PVT. LTD. Personal Trading Policy amended June 30, 2018 and Invesco Ltd. Code of Conduct dated October 2019 relating to Invesco Asset Management (India) PVT. LTD. (44)

(10) Pictet Asset Management Code of Ethics dated August 2018. (38)

(1)	Previously filed with PEA No. 42 to the Registration Statement on July 28, 2004 and incorporated by reference herein.
(2)	Previously filed with PEA No. 43 to the Registration Statement on May 27, 2005 and incorporated by reference herein.
(3)	Previously filed with PEA No. 45 to the Registration Statement on August 22, 2005 and incorporated by reference herein.
(4)	Previously filed with PEA No. 46 to the Registration Statement on December 1, 2005 and incorporated by reference herein.
(5)	Previously filed with PEA No. 48 to the Registration Statement on July 25, 2006 and incorporated by reference herein.
(6)	Previously filed with PEA No. 49 to the Registration Statement on July 18, 2007 and incorporated by reference herein.
(7)	Previously filed with PEA No. 50 to The Registration Statement on February 14, 2008and incorporated by reference herein.
(8)	Previously filed with PEA No. 51 to the Registration Statement on July 23, 2008 and incorporated by reference herein.
(9)	Previously filed with PEA No. 52 to the Registration Statement on September 23, 2008 and incorporated by reference herein.
(10)	Previously filed with PEA No. 53 to the Registration Statement on July 23, 2009 and incorporated by reference herein.
(11)	Previously filed with PEA No. 54 to the Registration Statement on July 23, 2009 and incorporated by reference herein.
(12)	Previously filed with PEA No. 56 to the Registration Statement on February 11, 2010 and incorporated by reference herein.
(13)	Previously filed with PEA No. 57 to the Registration Statement on May 21, 2010 and incorporated by reference herein.
(14)	Previously filed with PEA No. 59 to the Registration Statement on July 23, 2010 and incorporated by reference herein.

(15)	Previously filed with PEA No. 61 to the Registration Statement on August 26, 2010 and incorporated by reference herein.
(16)	Previously filed with PEA No. 62 to the Registration Statement on October 21, 2010 and incorporated by reference herein.
(17)	Previously filed with PEA No. 65 to the Registration Statement on December 21, 2010 and incorporated by reference herein.
(18)	Previously filed with PEA No. 67 to the Registration Statement on December 23, 2010 and incorporated by reference herein.
(19)	Previously filed with PEA No. 70 to the Registration Statement on April 29, 2011 and incorporated by reference herein.
(20)	Previously filed with PEA No. 72 to the Registration Statement on July 27, 2011 and incorporated by reference herein.
(21)	Previously filed with PEA No. 74 to the Registration Statement on August 25, 2011 and incorporated by reference herein.
(22)	Previously filed with PEA No. 76 to the Registration Statement on July 27, 2012 and incorporated by reference herein.
(23)	Previously filed with PEA No. 78 to the Registration Statement on August 23, 2012 and incorporated by reference herein.
(24)	Previously filed with PEA No. 80 to the Registration Statement on September 21, 2012 and incorporated by reference herein.
(25)	Previously filed with PEA No. 82 to the Registration Statement on January 15, 2013 and incorporated by reference herein.
(26)	Previously filed with PEA No. 84 to the Registration Statement on June 14, 2013 and incorporated by reference herein.
(27)	Previously filed with PEA No. 85 to the Registration Statement on August 23, 2013 and incorporated by reference herein.
(28)	Previously filed with PEA No. 87 to the Registration Statement on August 26, 2014 and incorporated by reference herein.
(29)	Previously filed with PEA No. 89 to the Registration Statement on August 26, 2015 and incorporated by reference herein.
(30)	Previously filed with PEA No. 91 to the Registration Statement on August 24, 2016 and incorporated by reference herein.
(31)	Previously filed with PEA No. 93 to the Registration Statement on December 8, 2016 and incorporated by reference herein.
(32)	Previously filed with PEA No. 94 to the Registration Statement on February 6, 2017 and incorporated by reference herein.
(33)	Previously filed with PEA No. 96 to the Registration Statement on March 31, 2017 and incorporated by reference herein.
(34)	Previously filed with PEA No. 98 to the Registration Statement on June 5, 2017 and incorporated by reference herein
(35)	Previously filed with PEA No. 100 to the Registration Statement on August 24, 2017 and incorporated by reference herein
(36)	Previously filed with PEA No. 102 to the Registration Statement on August 24, 2018 and incorporated by reference herein.
(37)	Previously filed with PEA No. 104 to the Registration Statement on November 2, 2018 and incorporated by reference herein.
(38)	Previously filed with PEA No. 108 to the Registration Statement on May 23, 2019 and incorporated by reference herein.

(39)	Previously filed with PEA No. 110 to the Registration Statement on August 27, 2019 and incorporated by reference herein.
(40)	Incorporated by reference to PEA No. 178 to AIM Investment Funds (Invesco Investment Funds) Registration Statement on Form N-1A, filed on September 26, 2019.
(41)	Incorporated by reference to PEA No. 91 to AIM Investment Securities (Invesco Investment Securities Funds) Registration Statement on Form N-1A, filed on September 26, 2019.
(42)	Previously filed with PEA No. 112 to the Registration Statement on August 27, 2019 and incorporated by reference herein.
(43)	Incorporated by reference to PEA No. 135 to AIM Equity Funds (Invesco Equity Funds) Registration Statement on Form N-1A, filed on November 19, 2019.
(44)	Incorporated by reference to PEA No. 154 to AIM Growth Series (Invesco Growth Series) Registration Statement on Form N-1A, filed on December 9, 2019.
(45)	Previously filed with PEA No. 114 to the Registration Statement on December 9, 2019 and incorporated by reference herein.
(*)	Filed herewith electronically.

Item 17.	Undertakings

(1)    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)    The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Houston, State of Texas, on the 24th day of January 2020.

Registrant:	AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

	By:	/s/ Sheri Morris
Sheri Morris, President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURES	TITLE	DATE

/s/ Sheri Morris	President & Treasurer	January 24, 2020
(Sheri Morris)	(Principal Executive Officer)

/s/ David C. Arch*	Trustee	January 24, 2020
(David C. Arch)

/s/ Beth Ann Brown*	Trustee	January 24, 2020
(Beth Ann Brown)

/s/ Bruce L. Crockett*	Chair & Trustee	January 24, 2020
(Bruce L. Crockett)

/s/ Jack M. Fields*	Trustee	January 24, 2020
(Jack M. Fields)

/s/ Martin L. Flanagan*	Vice Chair & Trustee	January 24, 2020
(Martin L. Flanagan)

/s/ Cynthia Hostetler*	Trustee	January 24, 2020
(Cynthia Hostetler)

/s/ Eli Jones*	Trustee	January 24, 2020
(Eli Jones)

/s/ Elizabeth Krentzman*	Trustee	January 24, 2020
(Elizabeth Krentzman)

/s/ Anthony J. LaCava, Jr.*	Trustee	January 24, 2020
(Anthony J. LaCava, Jr.)

/s/ Prema Mathai-Davis*	Trustee	January 24, 2020
(Prema Mathai-Davis)

/s/ Joel W. Motley*	Trustee	January 24, 2020
(Joel W. Motley)

SIGNATURES	TITLE	DATE

/s/ Teresa M. Ressel*	Trustee	January 24, 2020
(Teresa M. Ressel)

/s/ Ann Barnett Stern*	Trustee	January 24, 2020
(Ann Barnett Stern)

/s/ Robert C. Troccoli*	Trustee	January 24, 2020
(Robert C. Troccoli)

/s/ Daniel S. Vandivort*	Trustee	January 24, 2020
(Daniel S. Vandivort)

/s/ James D. Vaughn*	Trustee	January 24, 2020
(James D. Vaughn)

/s/ Christopher L. Wilson*	Vice Chair & Trustee	January 24, 2020
(Christopher L. Wilson)

/s/ Kelli Gallegos (Kelli Gallegos)	Vice President & Assistant Treasurer	January 24, 2020
(Principal Financial Officer)

By	/s/ Sheri Morris
Sheri Morris
Attorney-in-Fact

*	Sheri Morris, pursuant to power of attorney dated December 11, 2019, filed herewith.

INDEX

Exhibit Number		Description

(11)		Opinion and Consent of Stradley Ronon Stevens & Young, LLP

(14)	(a)	Consent of PricewaterhouseCoopers LLP

	(b)	Consent of KPMG LLP

(16)		Power of Attorney